                            BRAVO TRUST SERIES 1997-1




                              DECLARATION OF TRUST
                                       AND
                                 TRUST AGREEMENT


                                 BY AND BETWEEN


                        THE BANK OF NEW YORK, as Trustee

                                       AND

                        THE HOLDERS OF TRUST CERTIFICATES
                           from time to time hereunder


                          dated as of November 25, 1997

                                TABLE OF CONTENTS

                                                                            PAGE
                                    ARTICLE I

                                   DEFINITIONS

1.01. Definitions .............................................................1

                                   ARTICLE II

                                  ORGANIZATION

2.01. Name ...................................................................10
2.02. Office .................................................................10
2.03. Purpose and Powers .....................................................10
2.04. Appointment of the Trustee .............................................10
2.05. Declaration of Trust ...................................................11
2.06. Trust Obligations ......................................................11
2.07. Tax Treatment; Construction ............................................11
2.08. Sale ...................................................................12

                                   ARTICLE III

             ISSUANCE, OWNERSHIP AND TRANSFER OF TRUST CERTIFICATES

3.01. The Trust Certificates .................................................12
3.02. Form and Dating ........................................................13
3.03. Persons Deemed Holders .................................................15
3.04. Access to List of Holders' Names and Addresses .........................15
3.05. Transfer Procedures and Restrictions ...................................15
3.06. CUSIP Numbers ..........................................................18
3.08. Appointment of Successor Clearing Agency ...............................18
3.09. Restriction on Transfers ...............................................18
3.10. ERISA Restrictions on Transfers ........................................19
3.11. Publicly Traded Partnership Restriction on Transfers....................19
3.12. Appointment of Paying Agent ............................................19
3.13. Deemed Agreements and Representations...................................20
3.14. Book Entry Interests ...................................................20


                                      1-i

                                                                            PAGE
                                                                            ----


                                   ARTICLE IV

                                THE TRUST'S AGENT

4.01. Appointment as Trust's Agent ...........................................21

                                    ARTICLE V

                            DISTRIBUTIONS AND REPORTS

5.01. Periodic Payments ......................................................21
5.02. Tax Reporting ..........................................................23
5.03. Tax Matters Partner ....................................................24
5.04. Distribution Reports ...................................................24
5.05. Financial Reports ......................................................24
5.06. Remarketing of Trust Certificates ......................................24
5.07. Purchase of Trust Certificates by Liquidity Provider....................25
5.08. Right to Extend the Maturity of Trust Certificates......................25
5.09. Subordination of the Class B Trust Certificates ........................25
5.10. Allocations for Partnership Tax Purposes ...............................25

                                   ARTICLE VI

                       DUTIES AND AUTHORITY OF THE TRUSTEE

6.01. In General .............................................................25
6.02. Establishment of and Deposits in Trust Certificate Accounts ............27
6.03. No Duties Except as Specified in Agreement or Instructions;
        Discharge of Liens by Bank; Permissible Indemnities; Tender,
        Conversion and Default under the Financial Instrument ................28
6.04. No Action Except Under Specified Documents or Instructions..............29
6.05. No Direction by Holders ................................................29
6.06. Limitation on Actions of Holders .......................................30

                                   ARTICLE VII

                                   THE TRUSTEE

7.01. Acceptance of Trusts and Duties.........................................30
7.02. Representations and Warranties .........................................31
7.03  Reliance; Employment of Agents and Advice of Counsel....................32
7.04  Not Acting in Individual Capacity ......................................33


                                      1-ii

                                                                            PAGE
                                                                            ----
                                  ARTICLE VIII

                              TRUSTEE COMPENSATION

8.01. Compensation ...........................................................33
8.02. Reimbursement and Indemnification ......................................34
8.03. Survival of Article ....................................................35

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

9.01. Termination of Trust Agreement .........................................35

                                    ARTICLE X

                   SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

10.01. Resignation of Trustee; Appointment of Successor.......................36
10.02. Appointment of Additional Trustees ....................................37
10.03. Delaware Trustee ......................................................37

                                   ARTICLE XI

                                  MISCELLANEOUS

11.01. Amendments ............................................................37
11.02. No Legal Title to Trust Property in Holders............................39
11.03. Limitations on Rights of Others........................................39
11.04. Notices ...............................................................39
11.05. No Subdivision ........................................................40
11.06. Severability ..........................................................40
11.07. Separate Counterparts .................................................41
11.08. Successors and Assigns ................................................41
11.09. Incorporation by Reference ............................................41
11.10. Headings ..............................................................41
11.11. No Petition Covenant ..................................................41
11.12. Section, Schedule and Exhibit References ..............................41
11.13. GOVERNING LAW .........................................................41


                                      1-iii

                                                                            PAGE
                                                                            ----

SCHEDULES

SCHEDULE 1 ..................................................................1-1


EXHIBITS

A-1    Form of Class A Trust Certificate ....................................A-1
A-2    Form of Class B Trust Certificate ....................................A-2
B.     Form of Co-Trustee Agreement .........................................B-1
C.     Schedule of Fees .....................................................C-1



                                      1-iv

     DECLARATION OF TRUST AND TRUST AGREEMENT, dated as of the date set forth on the cover page hereof, by The Bank of New York, a New York banking corporation, as Trustee and the Holders of the BRAVO TRUST SERIES 1997-1 Trust Certificates (the "Trust Certificates") from time to time hereunder.

                                    ARTICLE I

                                   DEFINITIONS

     1.01. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Additional Income Amount" has the meaning specified in Section 5.01(c).

     "Additional Income Payment Date" has the meaning specified in Section 5.01(c).

     "Additional Principal Amount" has the meaning specified in Section 5.01(f).

     "Additional Principal Payment Date" has the meaning specified in Section 5.01(f).

     "Agency Agreement" means the agency agreement dated as of the date hereof, including, without limitation, any amendments or supplements thereto, between the Trust and the Trust's Agent, relating to the performance of certain administrative duties under this Agreement.

     "Agreement" means this Declaration of Trust and Trust Agreement, as supplemented or amended pursuant to Section 11.01.

     "Applicants" has the meaning specified in Section 3.04.

     "Bank" means The Bank of New York, in its individual capacity and not as Trustee, and its successors and assigns.

     "Basic Documents" means the Financial Instrument, the Purchase Agreement, any Remarketing Agreement, the Liquidity Agreement, the Custody Agreement, the Virginia Custody Agreement, the Trust-BLB-Integrity Agreement and any agreement between the Trust and any Paying Agent.

     "BLB" means Bayerische Landesbank Girozentrale, New York Branch, and its successors and assigns.

     "Beneficial Owner" means, with respect to a Book Entry Interest, a person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing

     Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Book Entry Interest" means a beneficial interest in a Global Trust Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.05.

     "Business Day" means any day other than a day on which banking institutions in the States of Delaware or New York are authorized or obligated by law or executive order to be closed.

     "Calculation Agent" means Lehman Brothers Inc. in its capacity as Calculation Agent under the Calculation Agent Agreement, and any successor thereunder.

     "Calculation Agent Agreement" means the calculation agent agreement dated as of the date hereof, including without limitation any amendments or supplements thereto, between the Trust and the Calculation Agent.

     "Certificate" means a physical certificate evidencing an interest in a Class A Trust Certificate or a Class B Trust Certificate and executed and delivered by the Trustee substantially in the forms of Exhibits A-1 and A-2, respectively.

     "Class A Net Investment Income" means the net investment income of the Trust in respect of any period as determined in accordance with applicable generally accepted accounting principles and determined by adding all interest payments received by the Trust from the Main Custodial Account pursuant to the Financial Instrument, the Main Collection Account and the Main Distribution Account allocable to all Class A Trust Certificates (calculated in accordance with the Supplement), in each case for such period.

     "Class A Trust Certificate" means, as provided in Sections 5.01 and 9.01, a preferred unit of undivided interest in the Trust and all Trust Property equal to its Percentage Interest therein.

     "Class B Net Investment Income" means the net investment income of the Trust in respect of any period as determined in accordance with applicable generally accepted accounting principles and determined by adding all interest payments received by the Trust pursuant to the Financial Instrument and the Trust Certificate Accounts and subtracting from the resulting sum the aggregate of all Class A Net Investment Income and all Trust Expenses and Extraordinary Expenses not paid by a third party.

     "Class B Trust Certificate" means, as provided in Sections 5.01 and 9.01, a subordinated unit of undivided interest in the Trust and all Trust Property equal to its Percentage Interest therein, subject to the subordination provisions set forth in Section 5.09.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Certificates and in whose name or in the name of a nominee of that organization shall be registered a Global Trust Certificate and which shall undertake to effect book entry transfers and pledges of the Trust Certificates.

     "Closing Date" means the date set forth in Schedule 1.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collection Accounts" means the Collection Accounts created and maintained pursuant to Section 6.02.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at, for The Bank of New York, 101 Barclay Street, 12E, New York, New York 10286, Attention: Corporate Trust Administration; and, for The Bank of New York (Delaware), c/o The Bank of New York at the aforementioned address.

     "Co-Trustee Agreement" means the agreement in the form of Exhibit B hereto between the Trustee and the Delaware Trustee.

     "Custodian" means First Trust National Association, a national banking association organized under the laws of the United States.

     "Custody Agreement" means the Custody Agreement, dated as of the date hereof, among the Custodian, the Trust, the Issuer and the Trust's Agent.

     "Dealer" means Lehman Brothers Inc., acting as dealer of Trust Certificates pursuant to the Purchase Agreement.

     "Delaware Trustee" means The Bank of New York (Delaware), in its capacity as Trustee under the Co-Trustee Agreement, and any successor thereunder.

     "Distribution Accounts" means the Distribution Accounts created and maintained pursuant to Section 6.02.

     "Distribution Date" means any and all of an Additional Income Payment Date, an Additional Principal Payment Date, a Scheduled Income Payment Date and a Principal Payment Date.

     "Distribution Report" means the report described in Section 5.04.

     "Dollars" means United States Dollars, being the currency of the United States of America, and the symbol "$ shall be construed accordingly.

     "DTC" means the Depository Trust Company, the initial Clearing Agency.

     "Duff & Phelps" means Duff & Phelps Credit Rating Co.

     "Eligible Account" means an account that is either (i) maintained with a depository institution the long-term deposit rating or the long-term unsecured debt obligations of which (or in the case of the principal bank in a bank holding company system, the long-term unsecured debt obligations of such bank holding company) have been rated at least AAA/Aaa/AAA by Standard & Poor's, Moody's and Fitch, respectively, or maintained with a depository institution the commercial paper of which (or, in the case of a principal bank in a bank holding company system, of such bank holding company) is rated at least A-1+ /P-1 by Standard & Poor's and Moody's, respectively, or (ii) a trust account maintained with the Trustee in its corporate trust department, in both cases in which the funds are either uninvested or invested solely in Eligible Investments.

     "Eligible Investments" means one or more of the following:

          (a) obligations of, or guaranteed as to both full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States; PROVIDED that such obligations shall not have the "r" symbol attached to such rating by Standard & Poor's;

          (b) federal funds, certificates of deposit, time deposits and bankers' acceptances, each of which shall not have an original maturity of more than 90 days, of any depository institution or trust company incorporated under the laws of the United States or any state; PROVIDED that the short-term obligations of such depository institution or trust company shall be (i) rated at least A-1+/P-1 by Standard & Poor's and Moody's, respectively
     (and shall not have the "r" symbol attached to such rating by Standard & Poor's), and (ii) if Fitch is a Rating Agency hereunder, rated at least F-1 (for investments having an original maturity of 30 days or less) or F-1+ (for investments having an original maturity of more than 30 days) by Fitch;

          (c) commercial paper (having original maturities of not more than 180 days) of any corporation incorporated under the laws of the United States or any state thereof, PROVIDED that such commercial paper shall be (i) rated at least A-1+/P-1 by Standard & Poor's and Moody's, respectively
     (and shall not have the "r" symbol attached to such rating by Standard & Poor's), and (ii) if Fitch is a Rating Agency hereunder, rated at least F-1 (for investments having an original maturity of 30 days or less) or F-1+ (for investments having an original maturity of more than 30 days) by Fitch; and

          (d) money market funds rated at least "AAA"/"Aaa" by Standard & Poor's and Moody's, respectively;

PROVIDED, HOWEVER, that no instrument shall be an Eligible Investment if such instrument (i) is issued by a real estate investment trust, (ii) evidences a right to receive only interest or principal payments with respect to the obligations underlying such instrument, (iii) is a collateralized mortgage obligation or a similar derivative security which does not have a fixed amount of principal or which is not outstanding for a fixed term, (iv) does not bear interest at a fixed rate or at a floating rate based on LIBOR, the federal funds rate, a prime or base rate, a treasury bill rate, a commercial paper rate or, with prior notice to the Rating Agencies designated in Schedule 1, any other rate or index or (v) has a maturity date after the next Scheduled Income Payment Date or the Principal Payment Date; and PROVIDED FURTHER, HOWEVER, that no overnight instrument shall be an Eligible Investment unless it is an investment in overnight federal funds.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, including, without limitation, any successor or amendatory statutes.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Extraordinary Expenses" has the meaning specified in Section 8.02.

     "Financial Instrument" means the financial instrument described in Schedule 1 and acquired by the Trust on behalf of the Holders as described in Section
2.04 and in the Offering Circular.

     "Fiscal Year" means the period from January 1 or the Closing Date, as the case may be, to the following December 31 of a given year.

     "Fitch" means Fitch Investors Service, L.P.

     "Flow-Through Entity" means a partnership, a grantor trust, or an S Corporation, more than half of the assets of which consist of Trust Certificates.

     "Funding Agreement" means the Separate Account Group Annuity Contract, dated as of the date hereof, between the Trust and the Issuer.

     "Global Trust Certificates" has the meaning specified in Section 3.02(b).

     "Holder" means the Person in whose name a Trust Certificate is registered in the Trust Certificate Register.

     "Indemnity Agreement" means the Indemnity Agreement dated as of November 25, 1997 between the Trust and Bayerische Landesbank Girozentrale, acting through its New York Branch.

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "Issuer" means the insurer issuing the Financial Instrument, as specified in Schedule 1.

     "Lehman Brothers" means Lehman Brothers Inc., a Delaware corporation, and its successors and assigns.

     "Liquidity Agreement" means the Standby Trust Certificate Purchase Agreement, dated as of the date hereof, among the Trust, the Liquidity Provider, and the Issuer.

     "Liquidity Provider" means Bayerische Landesbank Girozentrale, New York Branch, and its successors and assigns.

     "Main Collection Account" means the Main Collection Account created and maintained pursuant to Section 6.02.

     "Main Custodial Account" means the Main Custodial Account maintained by the Custodian pursuant to the terms of the Custody Agreement.

     "Main Distribution Account" means the Main Distribution Account created and maintained pursuant to Section 6.02.

     "Majority Interest of the Holders" means Holders of Trust Certificates evidencing Percentage Interests aggregating at least 51%, without distinction as to class.

     "Market Agent" means the Market Agent under the Market Agent Agreement.

     "Market Agent Agreement" means the Market Agent Agreement dated as of November 25, 1997 between BLB and the Trust.

     "Moody's" means Moody's Investors Service, Inc.

     "Offering Circular" means the Offering Circular delivered by the Dealer, including, without limitation, any Supplement delivered in conjunction therewith, on behalf of the Trust to each prospective Holder in connection with the private placement of Class A Trust Certificates, the sale of which shall be effected by the Trust on the Closing Date.

     "Opinion of Counsel" means a written opinion of counsel reasonably satisfactory to the Trustee, who may be the counsel for the Trustee.

     "Participant" means a broker, dealer, bank, other financial institution or other Persons for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "Paying Agent" means the Paying Agent, if any, appointed pursuant to
Section 3.12.

     "Percentage Interest" means, as to any Trust Certificate, the percentage interest evidenced thereby in distributions required to be made on the Trust Certificates, or, if specified herein, on a particular class of Trust Certificates, such percentage interest being equal to the percentage obtained by dividing the denomination of such Trust Certificate by the aggregate of the denominations of (i) all of the outstanding Trust Certificates, regardless of class or (ii) if specified herein, all of the outstanding Trust Certificates of a particular class.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including, without limitation, any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Principal Amount" has the meaning specified in Section 5.01(e).

     "Principal Payment Date" has the meaning specified in Section 5.01(d).

     "Purchase Agreement" means the Purchase Agreement dated as of the date hereof between the Trust and Lehman Brothers Inc.

     "Qualified Institutional Buyer" means qualified institutional buyer as such term is defined in Rule 144A.

     "Rating Agencies" means any of Standard & Poor's, Moody's, Fitch, and Duff & Phelps that are designated as Rating Agencies in Schedule 1.

     "Rating Agencies Condition" means, with respect to any specified action hereunder, that the Rating Agencies shall have been given 10 days' prior written notice thereof and that the Rating Agencies shall have notified the Trustee in writing that such action will not result in a reduction or withdrawal of the then-current ratings of the Trust Certificates.

     "Record Date" has the meaning specified in Section 5.01(g).

     "Remarketing Agent" has the meaning specified in Schedule 1 hereto.

     "Remarketing Agreement" means each remarketing agreement, if any, entered into between the relevant Remarketing Agent and the Trust.

     "Required Holders" means the Holders of Trust Certificates evidencing at least 51% of the aggregate Percentage Interests represented by the Trust Certificates then outstanding, without distinction as to class.

     "Responsible Officer" means, (a) when used with respect to the Trustee, any officer within the corporate trust department of the Trustee including any vice president, assistant vice president, secretary, assistant secretary, treasurer, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such officer's knowledge or any familiarity with the particular subject and (b) who shall have direct responsibility for the administration of this Agreement.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Scheduled Income Amount" has the meaning specified in Section 5.01(b).

     "Scheduled Income Payment Date" has the meaning specified in Section
5.01(a).

     "Scheduled Income Period" has the meaning specified in Section 5.01(a).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Side Letter Agreement" means the Side Letter Agreement, dated as of the date hereof, between BLB and the Trust pursuant to which BLB agrees to pay certain Trust Liabilities.

     "Standard & Poor's" means Standard & Poor's Ratings Services.

     "Supplement" means the Supplement delivered in conjunction with the Offering Circular.

     "Supporting Collection Account" means the Supporting Collection Account created and maintained pursuant to Section 6.02.

     "Supporting Custodial Account" means the Supporting Custodial Account maintained by the Custodian pursuant to the terms of the Custody Agreement.

     "Supporting Distribution Account" means the Supporting Distribution Account created and maintained pursuant to Section 6.02.

     "Tax Matters Partner" has the meaning specified in Section 5.03(a).

     "Transfer" means any direct or indirect transfer, sale, or other assignment of any Trust Certificate or of any interest therein, as the context requires.

     "Transferee" means any Person that is acquiring by Transfer any Trust Certificate.

     "Trust" means the trust established by this Agreement.

     "Trust-BLB-Integrity Agreement" means the Agreement dated the date hereof, among the Trust, BLB and the Issuer.

     "Trust Certificate" means either a Class A Trust Certificate or a Class B Trust Certificate.

     "Trust Certificate Account" means the trust accounts created and maintained pursuant to Section 6.02.

     "Trust Certificate Register" means the register maintained pursuant to
Section 3.05(a).

     "Trust Expenses" means any expenses incurred in administering the Trust, including, without limitation, fees and expenses of the Trustee.

     "Trust Liabilities" means any and all costs, expenses or liabilities of the Trust, including, without limitation, Trust Expenses and Extraordinary Expenses.

     "Trust Property" means all right, title and interest of the Trust in and to any and all property acquired by the Trust, including, without limitation, proceeds from the sale of Trust Certificates by the Dealer, any Financial Instrument acquired with such cash proceeds, the Trust Certificate Accounts, amounts payable to the Trust by the Dealer pursuant to the Purchase Agreement and all proceeds directly or indirectly derived from any of the foregoing.

     "Trustee" means The Bank of New York, not in its individual capacity but solely as trustee under this Agreement, and any successor trustee hereunder.

     "Trust's Agent" means, with respect to particular obligations and duties under this Agreement, Bayerische Landesbank Girozentrale, New York Branch
(or any successor thereto), which has agreed to perform such obligations and duties as agent for the Trust pursuant to the Agency Agreement.

     "Virginia Custodian" means Signet Trust Company, a subsidiary trust company organized under the laws of The Commonwealth of Virginia.

     "Virginia Custody Agreement" means the Virginia Custody Agreement, dated as of the date hereof, between the Virginia Custodian and the Trust pursuant to which the Virginia Custodian will hold the Financial Instrument on behalf of the Trust.

                                   ARTICLE II

                                  ORGANIZATION

     2.01. NAME. The name of the Trust shall be the name set forth in Schedule 1, in which name the Trustee may engage in transactions contemplated hereby; make and execute contracts and other instruments; acquire the Financial Instrument; sue and be sued; and enter into such other transactions and take such other actions as are necessary or desirable in carrying out the provisions hereof.

     2.02. OFFICE. The office of the Trust shall be in care of the Trustee, at the address set forth in Section 11.04 or at such other address as the Trustee may designate by notice to Holders.

     2.03. PURPOSE AND POWERS. The purposes for which the Trust is created and established are (a) to acquire and hold the Trust Property, (b) to issue the two classes of Trust Certificates, and (c) to enter into the Purchase Agreement, each Remarketing Agreement, the Custody Agreement, the Liquidity Agreement, the Market Agent Agreement, the Virginia Custody Agreement and the Agency Agreement, as the case may be. After the date of issuance of the Trust Certificates on the Closing Date, the Trust will not issue additional Trust Certificates or purchase or otherwise acquire any additional financial instruments and will not dispose of the Financial Instrument, except as described in the Supplement. The Trust may agree to any proposed amendment to the Financial Instrument, the Purchase Agreement, any Remarketing Agreement, the Custody Agreement, the Liquidity Agreement, the Market Agent Agreement, the Virginia Custody Agreement and the Agency Agreement provided that the Trust has first sought and obtained the approval of BLB and that the Rating Agencies Condition shall have been met with respect to such amendment. The Trust shall not have power to perform any act or engage in any business whatsoever except for the foregoing and any activity reasonably incidental thereto or appropriate therefor. The primary investment to be made by the Trust is the Financial Instrument; PROVIDED that the Trust may in no event make investments other than in the Financial Instrument and Eligible Investments.

     2.04. APPOINTMENT OF THE TRUSTEE. By this Declaration of Trust and Trust Agreement, and effective as of the date hereof, (a) the Owners, by their acquisition of Trust Certificates, directly or from the Dealer, do agree to the terms and conditions of this Agreement, become a party hereto and appoint the Trustee to act on their behalf hereunder with all the rights, powers and duties set forth herein, and (b) the Trustee does hereby declare and agree that it shall act as Trustee in accordance with the terms of this Agreement and hold and employ Trust Property in accordance with the terms hereof and, in furtherance thereof, does hereby acknowledge that it shall acquire the Financial Instrument on behalf of the Trust. The Bank accepts its appointment as Trustee of the Trust. The Trustee acknowledges receipt in trust from the Dealer, as of the date hereof, of the respective amounts of net proceeds set forth in Schedule 1 received in cash in connection with the sale of Class A Trust Certificates to the Dealer and the sale of Class B Trust Certificates to a branch of Bayerische Landesbank Girozentrale. The Trustee has applied all such cash on this date to the acquisition of the Financial Instrument. The two classes of Trust Certificates evidence all of the beneficial interest in the Trust.

     2.05. DECLARATION OF TRUST. The Trustee hereby declares that it will hold the Trust Property upon the trusts set forth herein and for the use and benefit of the Holders. It is the intention of the parties hereto that the Trust constitute a business trust under Title 12 of the Delaware Code, Chapter 38 and that this Agreement constitute the governing instrument of the Trust. Simultaneously with the execution and delivery of this Declaration, the Trustee shall enter into the Co-Trustee Agreement with the Delaware Trustee, and the Co-Trustee Agreement is hereby incorporated herein by reference thereto as part of the governing instrument of the Trust. The Trustee and the Delaware Trustee shall file a certificate of trust with the Secretary of State of the State of Delaware pursuant to 12 Del. C. Section 3810.

     2.06. TRUST OBLIGATIONS.

           (a) All Trust Liabilities, to the extent not paid by BLB or any other third party, and other than initial fees and expenses related to the establishment of the Trust and the issuance of the Trust Certificates, which the Initial Purchaser has agreed to pay (subject to reimbursement by the purchaser of the Class B Trust Certificates) pursuant to the Purchase Agreement, are, and shall be, obligations of the Trust and when due and payable shall be satisfied out of the assets of the Trust in accordance with Article VIII. In no event may amounts due under the Trust Certificates be paid by any third party.

           (b) No Holder shall be personally liable for any Trust Liability.

     2.07. TAX TREATMENT; CONSTRUCTION. It is the intention of the Trustee and the Owners, and the Trustee and the Owners agree, that the Trust will be treated as a partnership for federal income tax purposes. The Trustee and the Holders agree that the Trustee shall take such actions or cause the Trust's Agent to take such actions as to cause the Trust to be treated as a partnership under Treasury Regulations Section 301.7701-1 through -3. The provisions of this Agreement shall be construed, and the affairs of the Trust shall be conducted, so as to achieve treatment of the Trust as a partnership for federal income tax purposes. The Trustee and the Holders agree that the Trust shall be excluded from the application of Subchapter K of the Code beginning with the first taxable year of the Trust, consent to, and agree to take or cause to be taken any action necessary at the reasonable request of the Trust's Agent to enable the Tax Matters Partner to make an election under Code Section 761(a) to exclude the Trust from the application of Subchapter K of the Code, and agree to report their respective shares of the items of income, deduction and credits of the Trust on their returns (making such elections as to individual items as may be appropriate) in a manner consistent with the exclusion of the Trust from Subchapter K of the Code beginning with the first taxable year of the Trust. The Trustee and the Holders agree to take any action or cause the Trust's Agent to take any action necessary to prevent the Trust from constituting a "publicly traded partnership" taxable as a corporation under
Section 7704(a) of the Code.

     2.08. SALE. The parties hereto agree and intend that the transfer to the Trust of the Financial Instrument shall be a sale and purchase by the Trust and not a loan or a pledge to secure a loan. If for any reason such transfer is deemed to be a loan or a pledge to secure a loan, the parties intend that this Agreement shall be a security agreement pursuant to which there shall be deemed to have been granted to the Trust a security interest in all right, title and interest in the Financial Instrument and all proceeds of any of the foregoing. If the Trust terminates prior to the satisfaction of the claims of any Holder under any Trust Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Holder subject to the terms of this Agreement. The Trustee shall have no duty to determine whether any filing or recording of any document or instrument is necessary in connection with the grant of a security interest hereunder.


                                   ARTICLE III

             ISSUANCE, OWNERSHIP AND TRANSFER OF TRUST CERTIFICATES

     3.01. THE TRUST CERTIFICATES.

           (a) The Certificates evidencing an interest in Class A Trust Certificates or Class B Trust Certificates shall be substantially in the forms annexed hereto as Exhibits A-1 and A-2, respectively, with such immaterial changes as the Trustee deems appropriate, and, on original issue, shall be executed by manual signature by the Trustee by any one of its President, Vice President, Secretary or other duly authorized officer and shall generally be issued in the name of the relevant Holder, unless otherwise arranged with the Dealer. Upon receipt of direction from the Initial Purchaser as to the name of the initial Holders, the Trust shall execute the Trust Certificates.

           (b) The minimum denomination of each Trust Certificate issued on the Closing Date shall be as set forth in Schedule 1, and Trust Certificates may be issued in integral amounts in excess thereof as set forth in Schedule 1. The minimum aggregate principal amount of Trust Certificates that may be owned by any Beneficial Owner or Holder shall be $5,000,000 and integral multiples of $100,000 in excess thereof, or such other minimum denominations as are set forth in Schedule 1. No Trust Certificates will be issued by the Trust after the Closing Date except pursuant to Section 3.05.

           (c) No Trust Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless the Certificate evidencing such Trust Certificate has been manually executed by a duly authorized officer of the Trustee, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their execution.

           (d) The Trustee may cause Trust Certificates to be issued in registered form through a clearing agency.

           (e) A Person shall be entitled to the rights and subject to the obligations of a Holder hereunder upon such Person's acceptance of a Trust Certificate duly registered in such Person's name pursuant to Section 3.05.

     3.02. FORM AND DATING.

           (a) The Trust Certificates and the Trustee's certificate of authentication shall be substantially in the forms of Exhibits A-1 and A-2 which are hereby incorporated in and expressly made a part of this Agreement. Certificates representing the Trust Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Trust, as evidenced by the execution thereof by the Trustee. The Trust Certificates may have letters, "CUSIP" or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trustee, as evidenced by its execution thereof). The Trust at the direction of the Dealer shall furnish any such legend not contained in the applicable Exhibit to the Trustee in writing. Each Trust Certificate shall be dated the date of its authentication. The forms of Trust Certificates set forth in Exhibits A-1 and A-2 are part of the terms of this Agreement, and, to the extent applicable, the Trustee, by its execution and delivery of this Agreement, expressly agrees to such terms and provisions and to be bound thereby.

           (b) Class A Trust Certificates are offered and sold to Qualified Institutional Buyers in reliance on Rule 144A, as provided in the Purchase Agreement, shall be issued in the form of permanent global Trust Certificates in definitive, fully registered form without distribution coupons with the appropriate global legends set forth in Exhibit A-1 hereto (the "Global Trust Certificates"), which shall be deposited on behalf of the purchasers of the Trust Certificates represented thereby with the Clearing Agency or to such other Person as the Clearing Agency shall name for such purpose or with the Trustee, as custodian for the clearing agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Trustee as hereinafter provided. The number of Trust Certificates represented by a Global Trust Certificate may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Clearing Agency or its nominee as hereinafter provided.

           (c)(i) This Section 3.02(c) shall apply only to Global Trust Certificates and such other Trust Certificates in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

           (ii) On the Closing Date, the Trustee shall execute and make available for delivery (in addition to the one or more physical certificates executed and made available for delivery representing $50 million of Class B Trust Certificates) initially three Global Trust Certificates, representing the Class A Trust Certificates in the amounts of $200 million, $200 million, and $50 million, respectively, that (x) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (y) shall be delivered by the Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Trustee as custodian for the Clearing Agency.

           (iii) Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Agreement with respect to the Global Trust Certificates held on their behalf by the Clearing Agency or by the Trustee as the custodian of the Clearing Agency or under such Global Trust Certficates, and the Clearing Agency may be treated by the Trust, the Trustee and any agent of THE Trust or the Trustee as the absolute owner of a Global Trust Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Trustee or any agent of the Trust or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in a Global Trust Certificate.

           (d) Except as provided in Section 3.02(g), owners of beneficial interests in a Global Trust Certificate will not be entitled to receive physical delivery of certificated Trust Certificates ("Certificates").

           (e) The minimum denomination of each Trust Certificate issued on the Closing Date shall be as set forth in Schedule 1 hereto and Trust Certificates may be issued in integral amounts in excess thereof as set forth in Schedule 1 hereto. No Trust Certificates will be issued by the Trust after the Closing Date except pursuant to Sections 3.02 and 3.05.

           (f) No Trust Certificate evidenced by a Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless the Certificate evidencing such Trust Certificate has been manually executed by a duly authorized officer of the Trustee, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their execution.

           (g) (i) If at any time DTC notifies the Trustee that it is unwilling or unable to continue as depositary for any Global Trust Certificate or ceases to be a "Clearing Agency" registered under the Exchange Act, the Trustee will issue Certificates for interest in the Global Trust Certificates in definitive, fully registered non-global form without interest coupons in exchange for the Trust Certificates. In addition, upon request, the Trustee will issue Certificates in exchange for interests in the Global Trust Certificates upon 20 days' prior written notice given to the Trustee in accordance with DTCs customary procedures. Upon receipt of such notice, the Trustee will cause the requested Certificates to be prepared for delivery. Certificates will be registered in the name and issued in any approved denominations requested by DTC in accordance with its customary procedures.

           (ii) At any time and from time to time with the approval of the Trustee in consultation with the Trust's Agent, in their sole discretion, the Trustee may issue Certificates in definitive, fully registered non-global form without interest coupons in exchange for interests in the Global Trust Certificates to one or more Beneficial Owners of such interests.

     3.03. PERSONS DEEMED HOLDERS. The Trustee may treat the Person in whose name any Trust Certificate is registered as the owner of such Trust Certificate for the purpose of receiving payments pursuant to Section 5.01 and for all other purposes whatsoever, and the Trustee shall not be affected by notice to the contrary.

     3.04. ACCESS TO LIST OF HOLDERS' NAMES AND ADDRESSES. If Holders (other than BLB or any of its affiliates with respect to the Class A Trust Certificates) of Trust Certificates evidencing aggregate Percentage Interests of 25% or more of either class of Trust Certificates (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders of such class with respect to their rights under this Agreement, then the Trustee, within five Business Days after the receipt of such application, shall afford such Applicants access during normal business hours to the most recent list of Holders held by the Trustee. Every Holder agrees with the Trustee that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders hereunder, regardless of the source from which such information was derived. To the extent permitted by law and this Trust Agreement, if the Trustee becomes aware of the identity of any Beneficial Owner, the Trustee shall keep such knowledge confidential.

     3.05. TRANSFER PROCEDURES AND RESTRICTIONS.

          (a) Transfer and Exchange of Certificates. The Trustee shall cause to be kept at its Corporate Trust Office a Trust Certificate register (the "Trust Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Trust Certificates and of transfer and exchanges of Trust Certificates. When Certificates are presented to the Trustee (x) to register the transfer of such Certificates or (y) to exchange such Certificates which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Certificates of the same class and the same aggregate denomination, the Trustee shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met, and the Trustee shall execute and deliver to an Holder or to the Clearing Agency, as the case may be, in the name of the designated Transferee or Transferees, a Certificate of the same class and of a like aggregate Percentage Interest; provided, however, that the Certificates surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust, duly executed by the Holder thereof or its attorney duly authorized in writing accompanied by:

               (1) if such Trust Certificates are being delivered to the Trustee by an Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

               (2) if such Trust Certificates are being transferred: (i) a certification from the transferor in a form substantially similar to the "Assignment" attached to the Class A Global Trust Certificates or the Class B Trust Certificates and (ii) if the Trustee so requests, evidence reasonably satisfactory to the Trustee as to the compliance with the restrictions set forth in the relevant legends.

          (b) Transfer and Exchange of a Global Trust Certificate. Subject to
     Section 3.09, the transfer and exchange of a Global Trust Certificate or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Agreement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

          (c) Transfer of a Beneficial Interest in a Global Trust Certificate for a Certificate. Certificates issued in exchange for a beneficial interest in a Global Trust Certificate in the event that DTC notifies the Trustee that DTC is unwilling or unable to continue, as depositary for a Global Trust Certificate or ceases to be a "Clearing Agency", shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Trust Certificates to the Persons in whose names such Trust Certificates are so registered in accordance with such instructions of the Clearing Agency.

          (d) Restrictions on Transfer and Exchange of the Global Trust Certificate. Notwithstanding any other provisions of this Agreement, no Global Trust Certificate may be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency, or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

          (e) Cancellation or Adjustment of a Global Trust Certificate. At such time as all beneficial interests in a Global Trust Certificate have either been exchanged for

Certificates to the extent permitted by this Agreement or redeemed, repurchased or canceled in accordance with the terms of this Agreement, such Global Trust Certificate shall be returned to the Clearing Agency for cancellation or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in such Global Trust Certificate is exchanged for Certificates, Trust Certificates represented by such Global Trust Certificate shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the custodian for such Global Trust Certificate) with respect to such Global Trust Certificate to reflect such reduction.

          (f) Obligations with Respect to Transfers and Exchanges of Trust Certificates.

               (1) To permit registrations of transfers and exchanges, the Trust shall issue and the Trustee shall authenticate Certificates and Global Trust Certificates in accordance with the terms of this Agreement.

               (2) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust may require) in respect of any tax or other governmental charge that may be imposed in relation to such transfer or exchange.

               (3) Prior to the due presentation for registration of transfer of any Trust Certificate, the Trust, the Trustee and the Paying Agent may deem and treat the Person in whose name a Trust Certificate is registered as the absolute owner of such Trust Certificate for the purpose of receiving payments on such Trust Certificate and for all other purposes whatsoever, and none of the Trust, the Trustee, or the Paying Agent, shall be affected by notice to the contrary.

               (4) All Trust Certificates issued upon any registration of transfer or exchange pursuant to the terms of this Agreement shall evidence the same securities and shall be entitled to the same benefits under this Agreement, as the Trust Certificates surrendered upon such registration of transfer or exchange.

          (g)  No Obligation of the Trustee.

               (1) The Trustee shall have no responsibility or obligation to any Beneficial Owner of any Global Trust Certificate, any Participant in the Clearing Agency or any other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Trust Certificates or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice or the payment of any amount, under or with respect to such Trust Certificates. Except as otherwise indicated in this

          Trust Agreement, all notices and communications to be given to the Holders and all payments to be made to Holders under the Trust Certificates shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of the Global Trust Certificates). The rights of Beneficial Owners in the Global Trust Certificates shall be exercised only through the Clearing Agency, subject to the applicable rules and procedures of the Clearing Agency. The Trustee may conclusively rely, and shall be fully protected in relying, upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any Beneficial Owners.

               (2) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Trust Certificate (including any transfers between or among Participants or beneficial owners in a Global Trust Certificate) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     3.06. CUSIP NUMBERS. The Trust in issuing the Trust Certificates may use "CUSIP" numbers (if then generally in use). The Dealer or Remarketing Agent will promptly notify the Trustee of any change in the "CUSIP" numbers.

     3.07. [Deliberately Omitted]

     3.08. APPOINTMENT OF SUCCESSOR CLEARING AGENCY. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Class A Trust Certificates, the Trustee may appoint a successor Clearing Agency with respect to such Trust Certificates.

     3.09. RESTRICTION ON TRANSFERS. In addition to the restrictions set forth in Sections 3.10 and 3.11, no transfer of a Trust Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws and is made in accordance with the Securities Act and such laws. The Trust and the Trust's Agent shall cause the Trust Certificates to be eligible for transfer pursuant to Rule 144A and deliver or cause to be delivered other information, as reasonably available, upon request pursuant to Section (d)(4) of such Rule. The Beneficial Owner or Holder desiring to effect any transfer shall, and does hereby agree to, indemnify the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Trustee shall be entitled to rely upon information relating to a beneficial owner provided to it by the Initial Purchaser, the Liquidity Provider or the Remarketing Agent, and shall not have a duty to verify any such information.

     3.10. ERISA RESTRICTIONS ON TRANSFERS. Trust Certificates shall not be transferred and the Trustee shall not register any proposed transfer of Trust Certificates unless the acquisition and holding of the relevant Trust Certificates are in compliance with ERISA and the related provisions of the Code and are permitted under the proposed Holder's or Beneficial Owner's constituent documents and related policies.

     3.11. PUBLICLY TRADED PARTNERSHIP RESTRICTION ON TRANSFERS. Transfers of Trust Certificates shall be restricted so that, unless the Trustee has obtained an Opinion of Counsel that the relevant transfer will not result in the Trust being treated as a publicly traded partnership within the meaning of Section 7704(a) of the Code, (i) the Trust Certificates or interests in Trust Certificates may not be or become tradeable on an "established securities market" as defined in Treasury Regulation Section 1.7704-1(b), (ii) any transfer that would result in there being more than 100 Beneficial Owners and Holders shall be null and void, (iii) no Trust Certificate may be held by a Flow-Through Entity and (iv) no Beneficial Owner or Holder shall hold less than $5 million face amount of Class A Trust Certificates.

     3.12. APPOINTMENT OF PAYING AGENT.

          (a) The Trustee in consultation with the Trust's Agent may, but shall not be obligated to, appoint a "Paying Agent" of the Trust for the purpose of making distributions to Holders pursuant to Section 5.01. Any Paying Agent so appointed or its parent company shall be either a bank or a trust company. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent, from amounts in the Distribution Accounts, the amount required to be distributed pursuant to Section 5.01 in respect of such Distribution Date, such amount to be held in trust in Eligible Accounts for the benefit of Holders. Initially the Trustee shall act as Paying Agent. Any Paying Agent appointed pursuant to this
Section 3.12(a) shall be rated at least investment grade with respect to its long-term and short-term debt by the Rating Agencies.

          (b) The Trust's Agent shall cause each Paying Agent (other than the Trustee), if any, to execute and deliver to the Trust an instrument in which such Paying Agent shall agree with the Trust that such Paying Agent is at all times acting as agent for the Trust, such Paying Agent waives all rights of set-off it may have with respect to the Trust, and such Paying Agent will hold all amounts held by it for the payment to Holders, in trust, in Eligible Accounts segregated from the general assets of the Bank for the benefit of the Holders entitled thereto until such amounts shall be paid to such Holders. Any fees payable to any such Paying Agent shall be deducted from the fees payable to the Trustee in connection with this Trust.

          (c) Any Paying Agent (other than the Trustee) appointed pursuant to this Section 3.12 shall agree to give 30 days' prior written notice of its intention to resign as Paying Agent to the Trustee. The Trustee may remove the Paying Agent upon 30 days' prior written notice. Until a successor Paying Agent has been appointed and assumed its duties, the Trustee shall assume the duties of the Paying Agent.

          (d) Any Paying Agent appointed pursuant to this Section 3.12 shall agree that at no time shall funds traceable to the Supporting Custodial Account be commingled with funds traceable to the Main Distribution Account or be paid to the Holder of a Class A Trust Certificate.

     3.13. DEEMED AGREEMENTS AND REPRESENTATIONS. Each Beneficial Owner and Holder shall be deemed to have agreed to the restrictions set forth in Sections 3.09, 3.10, and 3.11 and to have made representations to the extent necessary for such restrictions to be complied with, and the Trustee shall have no duty to verify the accuracy of any such representations.

     3.14. BOOK ENTRY INTERESTS.

          The Global Trust Certificates shall initially be registered on the books and records of the Trust in the name of Cede Co., the nominee of the Clearing Agency, and no Beneficial Owner will receive a definitive certificate for a Trust Certificate representing such Beneficial Owner's interests in such Global Trust Certificate, except as provided in Section 3.02. Unless definitive, fully registered Trust Certificates have been issued to the Trust Certificate Beneficial Owners pursuant to Section 3.02:

          (i) the provisions of this Section 3.14 shall be in full force and effect;

          (ii) the Trust and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of distributions on the Global Trust Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Class A Trust Certificates and the sole holder of the Global Trust Certificates and shall have no obligation to the Beneficial Owners;

          (iii) to the extent that the provisions of this Section 3.14 conflict with any other provisions of this Agreement, the provisions of this Section
     3.14 shall control; and

          (iv) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Participants and the Clearing Agency shall receive and transmit payments of distributions on the Global Trust Certificate to such Participants. DTC will make book entry transfers among the Participants.

                                   ARTICLE IV

                                THE TRUST'S AGENT

     4.01. APPOINTMENT AS TRUST'S AGENT. Pursuant to the Agency Agreement, Bayerische Landesbank Girozentrale, New York Branch shall act as agent for the Trust (in such capacity, the "Trust's Agent") until such agent's resignation. The Trustee may remove the Trust's Agent upon 30 days' prior written notice. The Trustee shall endeavor to appoint a successor Trust's Agent upon any such removal or resignation. The Trust's Agent shall not resign until a successor is appointed and acting.


                                    ARTICLE V

                            DISTRIBUTIONS AND REPORTS

     5.01. PERIODIC PAYMENTS. Subject in all instances to the provisions of
Section 5.09 and Articles VIII and IX, on each Distribution Date the Trustee or the Paying Agent, if any, acting in consultation with the Trust's Agent, shall apply all of the funds in the Trust Certificate Accounts as set forth below:

           (a) Distributions of the Scheduled Income Amounts in respect of each class of Trust Certificates shall be paid in arrears in respect of each income period described in Schedule 1 (a "Scheduled Income Period") with respect to each such class of Trust Certificates. The first Scheduled Income Period with respect to each class of Trust Certificates shall commence on the date set forth in Schedule 1 with respect to such class of Trust Certificates and end on the date set forth in Schedule 1 with respect to such class of Trust Certificates (or the next day that is next succeeded by a Business Day, if such date is not next succeeded by a Business Day); thereafter, Scheduled Income Periods with respect to each class of Trust Certificates shall begin on the day next succeeding the preceding Scheduled Income Period with respect to such class of Trust Certificates and end on each date set forth in Schedule 1 with respect to such class of Trust Certificates (or the next day that is next succeeded by a Business Day, if such date is not next succeeded by a Business Day). The last Scheduled Income Period with respect to each class of Trust Certificates shall end on the date set forth in Schedule 1 with respect to such class of Trust Certificates unless the Trust shall have been earlier terminated in accordance with Article IX, in which case such Scheduled Income Period shall end on the date of such termination. Scheduled Income Amounts with respect to each class of Trust Certificates shall be paid on the relevant "Scheduled Income Payment Date" with respect to such class of Trust Certificates which shall be the Business Day on which the Trust has received distributions on the Financial Instrument with respect to the relevant Scheduled Income Period.

           (b) The "Scheduled Income Amount" in respect of each Class A Trust Certificate for each Scheduled Income Period shall be an amount equal to such Trust

Certificate's Percentage Interest of the undistributed Class A Net Investment Income for the Scheduled Income Period. The Scheduled Income Amount in respect of each Class A Trust Certificate for each Scheduled Income Period shall only be paid from distributions received from the Main Custodial Account. The "Scheduled Income Amount" in respect of each Class B Trust Certificate for each Scheduled Income Period shall be an amount equal to such Trust Certificate's Percentage Interest of the undistributed Class B Net Investment Income for the Scheduled Income Period.

           (c) In the event that, following a Scheduled Income Payment Date and prior to the next Scheduled Income Payment Date, the Trust receives amounts allocable to either class of Trust Certificates arising from the payment of overdue interest, or interest on overdue principal or interest, in connection with the Financial Instrument, the Trustee, acting in consultation with the Trust's Agent, shall distribute to the Holders the amount received by the Trustee first, to Holders of the Class A Trust Certificates and second, after all amounts due under the Class A Trust Certificates have been paid, to the Holders of the Class B Trust Certificates and for such purpose may declare "Additional Income Payment Dates" on which such sums (in this Section 5.01 referred to as "Additional Income Amounts") shall be payable. Any Additional Income Payment Date shall be on or before the next succeeding Scheduled Income Payment Date or Principal Payment Date, whichever first occurs. Any Additional Income Amounts accruing after the Principal Payment Date shall be due and payable immediately.

           (d) Distributions of the Principal Amount payable with respect to each class of Trust Certificate shall be payable only out of withdrawals, principal or other final payments received in connection with the Financial Instrument and/or any amounts received from payment at maturity of Eligible Investments and shall be paid on a "Principal Payment Date" relating to the Trust Certificates, which shall be the Business Day on which the Trust receives a withdrawal, principal or other final payment under the Financial Instrument (including, without limitation, a final payment under the Financial Instrument resulting from the occurrence of an Early Certificate Maturity Event or an Early Funding Agreement Termination Event under the Custody Agreement).

           (e) The "Principal Amount" payable in respect of each Trust Certificate of a given class in respect of the Principal Payment Date relating to such class of Trust Certificates shall be such Trust Certificate's Percentage Interest of such class' interest in the sum allocable to such class received by the Trustee on the Principal Payment Date arising from withdrawals, principal or other final payments under the Financial Instrument, (including, without limitation, a final payment under the Financial Instrument resulting from the occurrence of an Early Certificate Maturity Event or an Early Funding Agreement Termination Event under the Custody Agreement) in all cases as allocable and payable to the related class of Trust Certificates. The Principal Amount in respect of each Class A Trust Certificate relating to the Principal Payment Date shall only be paid from distributions received from the Main Custodial Account.

           (f) In the event that at any time the Trustee receives funds allocable to either class of Trust Certificates arising from the payment of overdue withdrawals, principal or other final payments under the Financial Instrument, the Trustee shall distribute to the Holders the amount received by the Trustee first, to Holders of the Class A Trust Certificates and second, to the Holders of the Class B Trust Certificates and for such purpose shall declare an "Additional Principal Payment Date" on which such sum (in this Section 5.01 referred to as "Additional Principal Amounts") shall be payable to the related class of Trust Certificates. Any Additional Principal Payment Date shall be on or before the next succeeding Scheduled Income Payment Date or Principal Payment Date, whichever first occurs. Any Additional Principal Amounts accruing after the final Principal Payment Date shall be due and payable immediately. If all amounts due under the Class A Trust Certificates have been paid, any remaining amount held by the Trust will be distributed pro rata to the Holders of the Class B Trust Certificates. Payments of Scheduled Income Amounts, Principal Amounts, Additional Income Amounts and Additional Principal Amounts will be made as soon as practicable following receipt by the Trustee of funds allocable to either class of Trust Certificates from the Custodian pursuant to the terms of the Custody Agreement and the Funding Agreement.

           (g) Payments of Scheduled Income Amounts, Principal Amounts, Additional Income Amounts and Additional Principal Amounts in respect of a Trust Certificate shall be paid to the person in whose name the Certificate evidencing such Trust Certificate is registered on the relevant record date (the "Record Date"). The relevant Record Date shall be (i) 15 calendar days prior to the termination of the related Scheduled Income Period or the related Principal Payment Date and (ii) 15 calendar days prior to the related Additional Income Payment Date or the related Additional Principal Payment Date; PROVIDED that notice of the establishment by the Trustee of any such Additional Income Payment Date or Additional Principal Payment Date shall be provided to each then current Holder at least 5 calendar days prior thereto or, if it is not possible to give such notice at such time, then as soon as practicable.

           (h) The Trustee may, whether or not expressly authorized so to do by any provision of this Agreement, make from any distribution or other payment in respect of any Trust Certificate or class of Trust Certificates such other deductions as by law the Trustee is required or entitled to make in respect of any taxes, charges or other assessments whatsoever (for example, assessments in the nature of taxes), allocable to such Certificate or class.

           (i) Distributions to Holders or either class of Holders shall be made in accordance with the Percentage Interests of such Holders in the related class evidenced by their Trust Certificates. Any final distribution of all Trust Property to the Holders shall satisfy all obligations of the Trust to such Holders.

     5.02. TAX REPORTING. The Trustee shall file or cause to be filed federal and state income tax returns and information statements as a partnership that is excluded from the application of Subchapter K of the Code for each of its taxable years. The taxable year of the Trust shall be its Fiscal Year or such other taxable year as may be required under Section 706(b) of the Code. Within 90 days after the end of each of the Trust's taxable years, the Trustee shall cause the Trust to provide to each party that was a Holder at any time during such year an Internal Revenue Service Form 1099 or Schedule K-1 (Form 1065), as appropriate, or any respective successor schedule and supplemental or other information, if required or permitted by law, to enable each party or Holder to file its federal and state income tax returns. The Trustee is hereby authorized to retain accountants and other financial experts in connection with any tax reporting or tax filing required by the Trust whether under the Code or otherwise.

     5.03. TAX MATTERS PARTNER.

     (a) For purposes of Section 6231(a)(7) of the Code, the "Tax Matters Partner" shall be the branch of Bayerische Landesbank Girozentrale that owns the Class B Trust Certificates. The Tax Matters Partner, with the assistance of the Trustee, shall use its best reasonable efforts to keep each Holder of a Class A Trust Certificate fully informed of any inquiry, examination or proceeding.

     (b) The Tax Matters Partner shall not make an election in accordance with
Section 754 of the Code.

     5.04. DISTRIBUTION REPORTS. On each Distribution Date, if requested by any Holder or its representative, the Trustee shall send to each such requesting Holder or its representative a report (the "Distribution Report"), setting forth the following information separated by applicable class of Trust Certificates as and if appropriate:

           (i) the amount of interest attributable to the Financial Instrument being distributed to each class of Trust Certificates; and

           (ii) the amount of withdrawal, principal or other final payment attributable to the Financial Instrument being distributed to each class of Trust Certificates.

     5.05. FINANCIAL REPORTS. Within 90 days of termination of the Trust, the Trustee shall distribute or cause to be distributed unaudited financial statements of the Trust to the Holders prepared by accountants on behalf of the Trust.

     5.06. REMARKETING OF TRUST CERTIFICATES. The Remarketing Agent pursuant to the Remarketing Agreement is required to act as remarketing agent with respect to any Class A Trust Certificate with respect to which a Holder of a Class A Trust Certificate has not exercised its right to extend the maturity of such Certificate, in accordance with the terms set forth in the Supplement and the Remarketing Agreement, and the Trustee shall act to enforce the Trust's rights thereunder.

     5.07. PURCHASE OF TRUST CERTIFICATES BY LIQUIDITY PROVIDER. The Liquidity Provider pursuant to the Liquidity Agreement is required to purchase Class A Trust Certificates, in accordance with the terms set forth in the Supplement and the Liquidity Agreement, and the Trustee shall act to enforce the Trust's rights thereunder.

     5.08. RIGHT TO EXTEND THE MATURITY OF TRUST CERTIFICATES. If, and only if, and to the extent so permitted by the Supplement, each Holder of Class A Trust Certificates shall have the right, upon written notice delivered to the Trustee, to extend the maturity of any Class A Trust Certificates held by such Holders pursuant to and in accordance with the terms set forth in the Supplement. The maturity of all Class B Trust Certificates will automatically extend in conjunction with extensions of Class A Trust Certificates. The maturity date (including any extensions thereof) of the Class B Trust Certificates shall always be the same as that of the Class A Trust Certificates. The Trustee shall notify each such Holder of such rights.

     5.09. SUBORDINATION OF THE CLASS B TRUST CERTIFICATES. With respect to any distribution of Trust assets to Holders pursuant to any provision of this Agreement (including, without limitation, any provision of Section 5.01 and any provision of Section 9.01), if there is a payment shortfall, such distribution will be made first to the Holders of Class A Trust Certificates and second, after the Holders of the Class A Trust Certificates have received all amounts due and payable through the relevant Distribution Date, to the Holders of Class B Trust Certificates. If, at any time Trust assets have been paid to Holders of Class B Trust Certificates, any Holder of a Class A Trust Certificate (a "Class A Holder") has not been paid all interest and principal then owing on such Certificate (the amount of such interest and principal not yet paid being the "Class A Deficit") and there are no Trust assets then existing that are able to be paid to such Class A Holder under the terms of this Agreement, the Holders of Class B Certificates on a pro rata basis, in proportion to the principal amount of Class B Trust Certificates held by them, shall pay to such Class A Holder the Class A Deficit.

     5. 10. ALLOCATIONS FOR PARTNERSHIP TAX PURPOSES. For United States federal income tax purposes, holders of the Class A Trust Certificates will be allocated their pro rata share of the Class A Net Investment Income. Any remaining income of the Trust and expenses of the Trust will be allocated to the holders of the Class B Trust Certificates.


                                   ARTICLE VI

                       DUTIES AND AUTHORITY OF THE TRUSTEE

     6.01. IN GENERAL. It shall be the duty of the Trustee:

           (a) to establish and maintain the Trust Certificate Account, to cause to be deposited, either directly or as promptly as practicable upon its receipt, into the Trust

Certificate Account all amounts received by it on the Trust Property, and to make demand for any distributions on the Financial Instrument that are not timely made in accordance with the terms thereof, in accordance with the terms thereof and of this Agreement as determined by the Trustee in consultation with the Trust's Agent;

           (b) to discharge (or cause to be discharged) all responsibilities assigned to it pursuant to the terms of this Agreement and to enforce this Agreement if and when required;

           (c) to enter into the Agency Agreement and to appoint with due care a successor Trust's Agent, if necessary, in accordance with the terms of the Agency Agreement;

           (d) to furnish to the Trust's Agent, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished by or to the Trustee hereunder;

           (e) in the event of dissolution of the Trust, prepare, sign and file with the Secretary of State of the State of Delaware the certificate of cancellation;

           (f) to hold the Trust Property and administer the Trust in the interest of the Holders, in accordance with the express purpose and powers of the Trust and the provisions of this Agreement;

           (g) to acquire the Financial Instrument, as summarized in the Supplement, and to enter into the Purchase Agreement, each Remarketing Agreement, the Agency Agreement, the Liquidity Agreement, the Market Agent Agreement, the Virginia Custody Agreement and the Custody Agreement, and to perform its obligations thereunder, as summarized in the Supplement;

           (h) to exercise the Trust's rights under the Financial Instrument, as summarized in the Supplement; and

           (i) to make, or cause the Paying Agent, if any, to make, distributions to Holders or a class of Holders pursuant to Section 5.01.

           The Trustee is hereby authorized:

               (1) to employ in good faith consultants, accountants, attorneys and expert persons, employ or contract for clerical and other administrative assistance, delegate to agents and employees any matter whether ministerial or discretionary, and act through such agents and employees and shall not be responsible for any misconduct or negligence on the part of any of the foregoing as long as they were appointed with due care;

               (2) to enforce the Purchase Agreement, the Market Agent Agreement, the Agency Agreement, the Liquidity Agreement, the Custody Agreement, the Virginia Custody Agreement, each Remarketing Agreement, and any other agreement for the benefit of the Trust;

               (3) to take any actions incidental to the foregoing as the Trustee may from time to time determine are necessary or advisable to protect and conserve the Trust Property for the benefit of the Holders as a whole (without consideration of the effect of any such action on either class of Trust Certificates or on any particular Holders); and

               (4) to preserve the status of the Trust as a partnership for federal income tax purposes and to prevent the Trust from constituting a "publicly traded partnership" taxable as a corporation under Section 7704(a) of the Code.

     6.02. ESTABLISHMENT OF AND DEPOSITS IN TRUST CERTIFICATE ACCOUNTS.

           (a) On or before the Closing Date, the Trustee shall or shall have caused the Paying Agent to establish, and thereafter shall or shall cause the Paying Agent to maintain, "Trust Certificate Accounts" which are Eligible Accounts, in the form of segregated fiduciary trust accounts, each with a title referencing the name of the Trust. The Trust Certificate Accounts shall consist of a Main Collection Account (the "Main Collection Account"), a Supporting Collection Account (the "Supporting Collection Account"; together with the Main Collection Account, the "Collection Accounts"), a Main Distribution Account (the "Main Distribution Account") and a Supporting Distribution Account (the "Supporting Distribution Account"; together with the Main Distribution Account, the "Distribution Accounts"). All funds received by the Trust shall be initially held in the respective Collection Accounts and the expenses payable hereunder shall be paid from the respective Collection Accounts. There shall be transferred to the respective Distribution Accounts all amounts to be distributed to Holders on or prior to each Distribution Date. Unless a Paying Agent has been appointed pursuant to Section 3.12, the Trustee shall make distributions from the respective Distribution Accounts to Holders pursuant to
Section 5.01. If a Paying Agent has been appointed, then the Trustee shall deposit with the Paying Agent from the respective Distribution Accounts the amounts required to be distributed to Holders pursuant to Section 5.01 with instructions not to commingle the funds from the Distribution Account and to pay Holders of Class A Trust Certificates only from the funds from the Main Distribution Account. The Trustee shall use reasonable best efforts to invest moneys in the Collection Accounts on behalf of the Trust in Eligible Investments selected by the Trustee in consultation with the Trust's Agent, which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment at which time such moneys shall be distributed to Holders in accordance with Section 5.01 (except that, if such Eligible Investment is an obligation of the institution that maintains the Collection Accounts, then such Eligible Investments shall mature not later than such Distribution Date). Eligible Investments acquired with moneys from the Supporting

Collection Account shall be held separately from, and not commingled with, Eligible Investments acquired with moneys from the Main Collection Account. All such Eligible Investments shall be made in the name of the Trust and identified as acquired for the Main Collection Account or the Supporting Collection Account, as the case may be. The Trustee in consultation with the Trust's Agent shall select obligations for the investment of the Collection Accounts from among Eligible Investments. If an account ceases to meet the requirements of an Eligible Account as specified in the definition thereof, the Trustee or the Paying Agent shall cause all moneys in such account to be withdrawn and invested or deposited in an Eligible Account, within five Business Days of the Trustee's actual knowledge or receipt of written notice of the occurrence of such account's ceasing to meet such requirements. All net income and gain realized from any such investments shall be added to the Collection Accounts. The Trustee shall have no liability for any loss on investments made hereunder.

           (b) The Trustee shall cause to be deposited in the Collection Accounts, directly or upon receipt, all distributions on the Financial Instrument received from the Custodian under the Custody Agreement. The Main Collection Account shall only receive distributions on the Financial Instrument that are received from the Main Custodial Account established under the Custody Agreement. Amounts deposited in the Main Collection Account shall be transferred to the Main Distribution Account when required to make distributions to the Holders. The Supporting Collection Account shall only receive distributions on the Financial Instrument that are received from the Supporting Custodial Account established under the Custody Agreement. Amounts deposited in the Supporting Collection Account shall be transferred to the Supporting Distribution Account when required to make distributions to the Holders of the Class B Trust Certificates. Amounts in the Supporting Collection Account and the Supporting Distribution Account shall be held separately from, and not commingled with, amounts in the Main Collection Account or the Main Distribution Account.

           (c) The Trustee in consultation with the Trust's Agent shall from time to time apply amounts in the Collection Accounts to the payment of Trust Liabilities in accordance with Article VIII hereunder.

     6.03. NO DUTIES EXCEPT AS SPECIFIED IN AGREEMENT OR INSTRUCTIONS; DISCHARGE OF LIENS BY BANK; PERMISSIBLE INDEMNITIES; TENDER, CONVERSION AND DEFAULT UNDER THE FINANCIAL INSTRUMENT.

           (a) The Trustee shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, dispose of or otherwise deal with the Financial Instrument or any other part of the Trust Property, or otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trustee is a party, except as expressly provided by the terms of this Agreement, and no implied duties or obligations of the Trustee shall be read into this Agreement. Notwithstanding the foregoing, the Bank agrees that it will, at its own cost and expense, promptly take all action necessary to discharge any liens on any part of the Trust Property or the Financial Instrument which are attributable to actions by or claims against the Bank that are not related to the ownership of the Financial Instrument or any other part of the Trust Property, or the administration of the Trust Property.

           (b) In connection with the purchase, sale or management of or any other dealing with Trust Property, the Trustee may, if in the determination of the Trustee it would, on the advice of an Opinion of Counsel, be to the benefit of the Trust or the Holders, without the consent of Required Holders, enter into or give such form of written agreement, indemnity, warranty or undertaking as may be required to obtain the successful completion of that transaction; PROVIDED that such agreement, indemnity, warranty or undertaking is considered necessary and advisable having regard to all the relevant circumstances.

           (c) The Trustee may, if, in the determination of the Trustee on the advice of an Opinion of Counsel, it would be to the benefit of the Trust or the Holders and necessary to preserve or protect the interest or rights of the Trust in any Trust Property, without the consent of Required Holders, promote, or join in, approve, acquiesce in, concur or agree to or carry into effect any scheme, proposal or offer for or leading to the alteration of the rights attached to any Trust Property but, notwithstanding the foregoing, the Trustee may not exercise any conversion rights attaching to the Financial Instrument. The Trustee may not modify or terminate the Purchase Agreement, the Agency Agreement, any Remarketing Agreement, the Liquidity Agreement, the Custody Agreement, the Virginia Custody Agreement or any Paying Agency Agreement except in accordance with its respective terms and in accordance with Section 2.03 and the provisions of the Supplement and except as approved by the Trust's Agent. The Trustee may, in the exercise of these powers, enter into or give such form of agreement, indemnity, warranty or undertaking (subject to Section 6.03(b)) as is required in these circumstances. Without limiting the generality of the foregoing, in the event of an event of default with respect to the Financial Instrument, any Remarketing Agreement, the Liquidity Agreement, the Virginia Custody Agreement or the Custody Agreement, the Trustee may, but is not obligated to, on the advice of an Opinion of Counsel, take any action which the Trustee believes, in its discretion, is in the interest of the Holders representing a Majority Interest of the Holders. If and to the extent the Trustee in consultation with the Trust's Agent proposes to take any legal action or other extraordinary action hereunder, in determining whether to take such action the Trustee shall weigh the costs of such action against the prospective benefits to the Trust of such action.

     6.04. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Financial Instrument or any other part of the Trust Property except in accordance with the express terms hereof. Nothing in this Agreement shall be construed so as to give the Trustee the power to "vary the investment", as that term is defined in the Code, of the Holders.

     6.05. NO DIRECTION BY HOLDERS. The Holders shall have no right to direct the Trustee in the management of the Trust. The Trustee shall act, or refrain from acting, in accordance with this Agreement without instructions from the Holders; PROVIDED that the Trustee shall not be required to take or refrain from taking any action if the Trustee shall reasonably determine that such action (i) is likely to result in liability on the part of the Trustee for which adequate indemnity is not reasonably assured, (ii) is contrary to the terms hereof or of any document contemplated hereby to which the Trustee is a party or by which it is bound, or
(iii) is contrary to applicable law, and the Trustee gives notice of its determination to the Holders.

     6.06. LIMITATION ON ACTIONS OF HOLDERS. Except as otherwise required by applicable law, no Holder shall have any right to bring an action in the right of the Trust except in accordance with Section 3816 of the Delaware Business Trust Act. A Holder's right to bring a derivative action is subject to the requirement that Holders owning Trust Certificates aggregating at least 51% in Percentage Interest join in the bringing of such derivative action. In addition, no Holder of a Class B Trust Certificate may bring any bankruptcy, insolvency or other similar proceeding against the Trust.


                                   ARTICLE VII

                                   THE TRUSTEE

     7.01. ACCEPTANCE OF TRUSTS AND DUTIES. The Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Agreement. The Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Property upon the terms of this Agreement. The Trustee shall not be liable under this Agreement under any circumstances, except
(a) for its own willful misconduct or negligence, (b) in the case of the inaccuracy of any representation or warranty contained in Section 7.02, (c) for liabilities arising from the failure by the Bank to perform obligations expressly undertaken by it in the last sentence of Section 6.03(a), (d) for any investment made by the Trustee with the Bank in its commercial capacity or (e) for taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by the Bank in connection with any of the transactions contemplated by this Agreement. In particular, but not by way of limitation:

           (i) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer;

           (ii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by the Trustee in good faith in accordance with the instructions of the Holders;

           (iii) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of the Trustee's rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

           (iv) under no circumstance shall the Trustee be liable for distributions due on the Trust Certificates;

           (v) the Trustee shall not be liable with respect to any action taken or omitted to be taken by the Trust's Agent under the Agency Agreement or any other agreement, any Calculation Agent described in the Supplement, or any Paying Agent hereunder if performed by a party other than the Trustee, and the Trustee shall not be liable for performing any obligations or duties under this Agreement which are to be performed by the Trust's Agent under the Agency Agreement, or any Calculation Agent described in the Supplement, or Paying Agent hereunder or any other agreement;

           (vi) the Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or the form, character, genuineness, sufficiency, value or validity of the Financial Instrument. The Trustee shall in no event assume or incur any liability, duty or obligation to any Holder, other than as expressly provided for herein;

           (vii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein); and

           (viii) the Trustee shall not be deemed to have notice of any default or event of default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Trust Certificates and this Agreement.

     7.02. REPRESENTATIONS AND WARRANTIES.

           (a) The Bank hereby represents and warrants to the Dealer, and for the benefit of the Holders, that:

           (i) as applicable, it has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York and it holds all corporate power and all material franchises, grants, authorizations, consents, orders and approvals from all governmental authorities necessary under the laws of the State of New York to carry on its trust business as now conducted;

           (ii) the execution, delivery and performance by the Bank (as Trustee) of this Agreement, the Agency Agreement, each Remarketing Agreement, the Liquidity Agreement, the Custody Agreement, the Market Agent Agreement, the Virginia Custody Agreement and the Purchase Agreement, and the execution of the Trust Certificates by the Bank (as Trustee) pursuant to this Agreement, are within the corporate power of the Bank, have been or will have been duly authorized by all necessary corporate action on the part of the Bank (no action by its shareholders being required) and do not and will not (A) violate or contravene any judgment, decree or order binding on the Bank,
     (B) conflict with or result in a breach of, or constitute a default under, any provision of the articles of incorporation or by-laws of the Bank or of any material agreement, contract, mortgage or other instrument binding on the Bank or (C) result in the creation or imposition of any lien, charge or encumbrance on the Trust Property resulting from actions by or claims against the Bank except as expressly contemplated by this Agreement;

           (b) The Trust (and not the Trustee) hereby represents and warrants to the Dealer, and for the benefit of the Holders, that:

           (i) no consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under New York law by or for the Trust in connection with (A) the execution, delivery and performance by the Trustee of this Agreement or the execution, delivery and performance by the Trustee of the Agency Agreement, any Remarketing Agreement, the Liquidity Agreement, the Custody Agreement, the Market Agent Agreement, the Virginia Custody Agreement, the Indemnity Agreement and the Purchase Agreement, (B) the issuance of the Trust Certificates by the Trustee pursuant to this Agreement or (C) the consummation by the Trustee of the Trustee of the transactions contemplated hereby (except as may be required by state or federal securities laws and under 12 Del. C. Section 3810); and

           (ii) this Agreement has been executed and delivered by the Trustee, which is duly authorized to execute and deliver such document in such capacity on the Trust's behalf.

     7.03 RELIANCE; EMPLOYMENT OF AGENTS AND ADVICE OF COUNSEL.

           (a) The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

           (b) In its exercise or administration of the trusts and powers hereunder, including its obligations hereunder, the Trustee may employ agents and attorneys and enter into agreements (including, without limitation, the Purchase Agreement, the Remarketing Agreement, the Liquidity Agreement, the Custody Agreement, the Indemnity Agreement and the Agency Agreement) with any of them, and the Trustee shall not be answerable for the default or misconduct of any such agents or attorneys if such agents or attorneys shall have been selected by the Trustee in good faith.

           (c) In the administration of the trusts hereunder, the Trustee may consult with counsel, accountants and other skilled persons to be selected and employed by it in good faith, and the Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

     7.04 NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article VII, in accepting the trusts hereby created the Bank acts solely as trustee hereunder and not in its individual capacity and all persons asserting any claim against the Trustee or the Trust shall look only to the Trust Property for payment or satisfaction thereof.


                                   ARTICLE VIII

                              TRUSTEE COMPENSATION

     8.01. COMPENSATION.

           (a) Other than as set forth in Section 8.02(b), the Trustee and the Virginia Custodian shall be entitled to receive, from amounts received by the Trust under the Financial Instrument and, if insufficient, from the Trust Certificate Accounts and, if insufficient, from the sale of Trust Property, up to a maximum of $9,000 and $1,000, respectively, per year prior to any amounts being distributable to Holders of Trust Certificates, as compensation for the Trustee's and the Virginia Custodian's services hereunder, such ordinary fees as are fair, reasonable and customary for the performance of such services and as may heretofore and from time to time hereafter be agreed upon between BLB and the Trustee as well as amounts referred to in Section 8.02(a). Any extraordinary services rendered by the Trustee hereunder shall be treated as Extraordinary Expenses pursuant to Section 8.02(b). Once any amounts distributable to Holders of Class A Trust Certificates have been paid, the Trust shall pay, ratably and pro rata, any amounts referred to in the first sentence of this Section 8.01(a) that would have been paid to the Trustee or the Virginia Custodian were it not for the $10,000 limitation referred to therein and any compensation due to the Custodian under the Custody Agreement, the Delaware Trustee under the Co-Trustee Agreement, the Remarketing Agent under any Remarketing Agreement, the Market Agent under the Market Agent Agreement, the Calculation Agent under the Calculation Agent Agreement, and the Trust's Agent under the Agency Agreement. Only after all of the foregoing expenses and distributions have been paid shall any amounts be distributable to Holders of the Class B Trust Certificates. The Trustee shall be provided on the Closing Date with a certificate of the Initial Purchaser to the effect that the Initial Purchaser has paid or arranged to pay (subject to reimbursement by the purchaser of the Class B Trust Certificates) all initial fees and expenses of the Trustee, other than Extraordinary
Expenses, relating to the establishment of the Trust and the issuance of the Trust Certificates.

     8.02. REIMBURSEMENT AND INDEMNIFICATION.

           (a) If not otherwise paid pursuant to Section 8.01, the Trustee shall be entitled to be reimbursed from amounts received by the Trust under the Financial Instrument for reasonable expenses hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may reasonably employ in connection with the exercise and performance of its rights and duties under this Agreement, but not including Extraordinary Expenses.

           (b) The Trustee and The Bank of New York (Delaware) and their successors, assigns, agents, legal representatives and servants (the "Indemnified Persons") shall be entitled to be indemnified from Trust Property from and against any and all liabilities, obligations, losses, damages, taxes (other than taxes incurred as the result of the payment of fees and expenses pursuant to Section 8.01), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Extraordinary Expenses") which may be imposed on, incurred by or asserted at any time against the Indemnified Persons (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, the administration of the Trust or the action or inaction of the Trustee hereunder, except only that the Indemnified Persons shall not be entitled to indemnity for Extraordinary Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. Except as described in the following subsection 8.02(c), amounts paid to any Indemnified Person shall be paid first from amounts ("Class B Amounts") that would otherwise be distributable to Holders of Class B Trust Certificates and then, to the extent that such amounts cannot be satisfied out of Class B Amounts, by BLB pursuant to the Side Letter Agreement.

           (c) Notwithstanding the foregoing provisions of subsection 8.02(b), each of the Indemnified Persons agrees that the first $25,000 of Extraordinary Expenses shall be paid by BLB pursuant to the Side Letter Agreement and that such Indemnified Person shall have no right to receive payment of such first $25,000 of Extraordinary Expenses from the Trust Property. In addition, each of the Indemnified Persons agrees that, once the subsequent Extraordinary Expenses occurring after the first $25,000 of Extraordinary Expenses exceed amounts that would otherwise have been payable to Holders of Class B Trust Certificates, such Indemnified Person shall have no right to receive additional payments of Extraordinary Expenses from the Trust Property.

     8.03. SURVIVAL OF ARTICLE. The provisions of this Article VIII shall survive termination of this Agreement and the resignation or removal of the Trustee.


                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

     9.01. TERMINATION OF TRUST AGREEMENT.

           (a) This Agreement and the trusts created hereby shall terminate, and the Trust Property, after giving effect to the distributions required to be made pursuant to Section 5.01, shall be distributed to the Holders, subject to the provisions of Section 5.09, or to the separate classes of Holders in accordance with their respective Percentage Interests and the provisions of this Section
9.01 (including, without limitation, the provisions of subsection (d) of this Section), and this Agreement shall be of no further force or effect, in the event that all amounts owed under this Agreement and the Custody Agreement in respect of the Financial Instrument or otherwise have been received by the Trust and distributed in accordance with the terms of this Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall neither (A) operate to terminate this Agreement or the Trust, nor (B) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Trust Property nor (C) otherwise affect the rights, obligations and liabilities of the parties hereto.

           (b) In the event that the Trust terminates, the Trustee shall make any distributions required to be made pursuant to Section 5.01, and then the Trustee acting in consultation with the Trust's Agent shall proceed as promptly as practicable to wind up the affairs of the Trust and distribute the assets thereof, PROVIDED that the assets of the Trust shall be distributed in an orderly and businesslike manner; and PROVIDED, FURTHER, that the Trustee shall have no duty to make any such final distribution unless and until all Trust Liabilities, if any, have been satisfied. As part of the winding up of the affairs of the Trust, the following steps shall be taken in the following order:

               (1) Subject to the provisions of Section 5.09, funds received under the Financial Instrument (and any other funds or assets of the Trust that may exist at such time under the Custody Agreement or otherwise) shall be distributed between the Holders of Class A Trust Certificates and the Holders of Class B Trust Certificates as provided in the Supplement and in
     Schedule 1, and to the Holders pro rata within each such class in accordance with each Holder's Percentage Interests of such class; and, to the extent not paid by a third party, either the Holders of Class B Trust Certificates shall be required to pay the costs and expenses of the termination of the Trust and all other Trust Liabilities or Trust funds that would otherwise have been paid to such Holders shall be used to pay Trust Liabilities, in each case, in accordance with each Holder's Percentage Interest.

               (2) The Trustee shall prepare, sign and file with the Secretary of State of the State of Delaware pursuant to 12 Del. C. Section 3810 the certificate of cancellation for the Trust under the Delaware Business Trust Act.

           (c) No Holder shall be entitled to revoke the Trust.

           (d) The provisions of this Section 9.01 are subject to the provisions of Section 5.09.

                                    ARTICLE X

                   SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

     10.01. RESIGNATION OF TRUSTEE; APPOINTMENT OF SUCCESSOR.

           (a) The Trustee may resign by giving at least 90 days' prior written notice to the Holders, such resignation to be effective on the acceptance of appointment by a successor Trustee under Section 10.01(b) hereof. In case of the resignation of the Trustee, the Trust's Agent may appoint a successor Trustee by an instrument signed by the Trust's Agent. If a successor Trustee shall not have been appointed within 30 days after the giving of written notice of such resignation, the Trustee or the Trust's Agent may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor shall have been appointed by the Trust's Agent as above-provided. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed by the Trust's Agent as above-provided within one year from the date of the appointment by such court.

           (b) Any successor Trustee, however appointed, shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon such successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named the Trustee herein and the predecessor Trustee shall be fully discharged from all duties and liabilities under this Agreement arising on and after such date; PROVIDED, HOWEVER, that, upon the written request of such successor Trustee, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all moneys or other property then held or subsequently received by such predecessor Trustee upon the trusts herein expressed.

           (c) Any successor Trustee, however appointed, shall be a bank or trust company with its principal place of business within the State of Delaware or New York and having a combined capital, surplus and undivided profits of at least $50,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms. Any such successor Trustee shall be rated at least AAA/Aaa/AAA by Standard & Poor's, Moody's, and Fitch, respectively, or shall agree to hold all amounts held by it for payment to Holders in trust in a trust account segregated from the general assets of such successor Trustee.

           (d) Any corporation into which the Bank may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Bank shall be a party, or any corporation to which substantially all the corporate trust business of the Bank may be transferred, shall, subject to the terms of Section 10.01(c), be the successor Trustee under this Agreement without further act.

     10.02. APPOINTMENT OF ADDITIONAL TRUSTEES. At any time or times for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Trustee, by an instrument in writing, may appoint one or more individuals or corporations to act as separate trustee or separate trustees of all or any part of the Trust Property to the full extent that a local law makes it necessary for such separate trustee or separate trustees to act alone; PROVIDED that any such separate trustee which is a corporation shall be rated at least investment grade with respect to its long-term and short-term debt by the Rating Agencies.

     10.03. DELAWARE TRUSTEE. At all times the Trust shall have at least one trustee which meets the requirements of 12 Del. C. Section 3807.


                                   ARTICLE XI

                                  MISCELLANEOUS

     11.01. AMENDMENTS.

           (a) This Agreement may be amended from time to time by the Trustee acting in consultation with the Trust's Agent, and without the consent of any of the Holders, (i) to cure any ambiguity or to correct or supplement any provision herein which may be inconsistent with any other provision herein, (ii) to add to the duties or obligations of the Trustee or the Trust's Agent hereunder, (iii) to make any other provision with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement or (iv) for the purpose of adding any provision to or changing in any manner or eliminating any provision of this Agreement or of modifying in any manner the rights of the Holders; PROVIDED, HOWEVER, that no such amendment shall, as evidenced by an Opinion of Counsel, (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Trust Certificate or otherwise materially adversely affect the Holders of either class of Trust Certificates; or (ii) adversely affect in any material respect the status of the Trust as a partnership for federal income tax purposes or amend this Section 11.01(a); and PROVIDED FURTHER, HOWEVER, that, if any of the Trust Certificates has been rated, the Rating Agencies Condition shall have been met with respect to such amendment. The Trustee shall be entitled to rely on such Opinion of Counsel as to the matters referred to in the first proviso to the penultimate sentence of this paragraph.

           This Agreement may be amended or supplemented from time to time by the Trustee without the consent of any of the Holders, upon notice to Holders sent to their registered addresses, at the discretion of the Trustee, to modify the restrictions on and procedures for resales and other transfers of the Trust Certificates to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, and to accommodate the issuance, if any, of Trust Certificates in book-entry form through the facilities of a clearing agency, and the Trustee may, in accordance with such procedure, amend or supplement the Certificates and related documentation (including, without limitation, this Agreement, each Remarketing Agreement and the Liquidity Agreement), from time to time, existing restrictions upon the resale or transfer of the Trust Certificates may be altered, and any other action may be taken, to enable the Trust to rely upon any exemption from registration under the Securities Act and/or the Investment Company Act (and to remove certain existing restrictions to the extent not required under such exemptions); PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Holder; and PROVIDED FURTHER, HOWEVER, that, if any of the Trust Certificates has been rated, the Rating Agencies shall have provided evidence in writing that their ratings shall not have been lowered as a result of any such amendment.

           If, in the opinion of the Trustee, any amendment instrument required to be so executed adversely affects any right, duty or liability of, or immunity or indemnity in favor of, the Trustee under this Agreement or any of the documents contemplated hereby to which the Trustee or the Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the charter documents or by-laws of the Bank or any document contemplated hereby to which the Bank or the Trustee is a party, the Trustee may in its sole discretion decline to execute such instrument.

           (b) Notwithstanding the foregoing, the Trustee acting in consultation with the Trust's Agent at any time and from time to time may amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the treatment of the Trust as a partnership for federal income tax purposes or to avoid or minimize the risk of the imposition of any tax on the Trust pursuant to the Code; PROVIDED that the Trustee has obtained an Opinion of Counsel to the effect that such action is necessary or appropriate to maintain such treatment or to avoid or minimize the risk of the imposition of such a tax; and PROVIDED FURTHER that such amendment does not have a material adverse effect on the Holders of either class of Trust Certificates as evidenced by an Opinion of Counsel; and PROVIDED FURTHER, HOWEVER, that, if any of the Trust Certificates has been rated, the Rating Agencies shall have provided evidence in writing that the related ratings shall not have been lowered as a result of any such amendment.

           (c) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Holder.

     11.02. NO LEGAL TITLE TO TRUST PROPERTY IN HOLDERS. The Holders shall not have legal title to any part of the Trust Property and shall only be entitled to receive distributions with respect to their undivided beneficial interest therein pursuant to Sections 5.01 and 9.01. No transfer, by operation of law or otherwise, of any right, title or interest of the Holders in and to their undivided beneficial interests in the Trust Property shall operate to terminate this Agreement or the trusts hereunder or entitle any successor transferee to an accounting or to the transfer to such transferee of legal title to any part of the Trust Property.

     11.03. LIMITATIONS ON RIGHTS OF OTHERS. Nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the Trustee, the Delaware Trustee, the Trust's Agent and the Holders any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     11.04. NOTICES. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand or mailed by certified mail, postage prepaid: if to the Trustee, addressed to the Trust c/o The Bank of New York, 101 Barclay Street, 12E, New York, New York, 10286, Attention: Corporate Trust Administration Asset Backed Finance Unit, facsimile (212) 815-5544, or to such other address as the Trustee may have set forth in a written notice to the Holders; if to the Delaware Trustee, White Clay Center, Newark, Delaware 19711, Attention: Corporate Trust Administration; if to the Dealer or the Remarketing Agent, addressed to Lehman Brothers Inc., 3 World Financial Center, 12th Floor, New York, New York 10285, Attention: Commercial Paper Program Management; if to the Trust's Agent or the Liquidity Provider, addressed to it at the notice address provided for in the Agency Agreement or the Liquidity Agreement, as the case may be; if to the Custodian, addressed to it at the notice address provided for in the Custody Agreement; if to Standard & Poor's, addressed to Standard & Poor's Ratings Services, 26 Broadway, New York, New York 10004, Attention:

Insurance Group Separate Account Unit; if to Moody's, addressed to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
CBO/CLO Monitoring Group; if to Fitch, addressed to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Asset Backed Surveillance; if to Duff & Phelps, addressed to Duff & Phelps Credit Rating Co., 17 State Street, 12th Floor, New York, New York 10004; and, if to a Holder, addressed to such Holder at the address set forth for such Holder in the register maintained by the Trustee. Whenever any notice in writing is required to be given by the Trustee, such notice shall be deemed given and such requirement satisfied if such notice is mailed by certified mail, postage prepaid, addressed as provided above.

     (b) The Trust shall (i) promptly notify the Rating Agencies when: (A) all amounts due with respect to all of the Class A Trust Certificates have been paid, (B) The Trust is terminated, (C) there is a payment default or acceleration with respect to the Financial Instrument, or (D) any Trust Property is disposed of other than in the ordinary course of business pursuant to the terms hereof; and (ii) notify the Rating Agencies and the Trust Certificate Holders at least two Business Days prior to the time when: (Y) there is an amendment or termination of this Agreement, the Purchase Agreement, the Custody Agreement, the Agency Agreement, any Paying Agency Agreement or the Financial Instrument, or (Z) there is a substitution for, or change in the indemnification of, the Trustee, any Paying Agent, the Dealer, the Custodian or the Trust's Agent. The foregoing notices may be given by the Trust's Agent on behalf of the Trust.

           (c) The Trust shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each Distribution Date allocated as to the interest and principal portions thereof preferably five, but not less than two, Business Days prior to such Distribution Date. Such notices, which shall also contain any special adjustments to principal/interest rates (e.g., adjustments due to deferred interest or shortfall), and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or, if by mail or by any other means, to Manager; Announcements, Dividend Department, The Depository Trust Company, 7 Hanover Square, 22nd Floor, New York, New York 10004-2695.

     11.05. NO SUBDIVISION. No Holder (other than a Holder of a Global Trust Certificate) and no Beneficial Owner shall subdivide any of its Trust Certificates (whether by way of sale of beneficial interests or otherwise).

     11.06. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.07. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     11.08. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustee and its successors and assigns and each Holder or Beneficial Owner and respective its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder or Beneficial Owner shall bind the respective successors and assigns of such Holder or Beneficial Owner.

     11.09. INCORPORATION BY REFERENCE. If and to the extent references are made herein to terms set forth in the Supplement or Schedule 1, the relevant provisions of the Supplement or Schedule 1 shall be deemed incorporated herein by reference. In the event that there is a conflict between the provisions of the Supplement and the provisions of this Agreement, the provisions of the Supplement shall be controlling.

     11.10. HEADINGS. The Table of Contents and the headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     11.11. NO PETITION COVENANT. Notwithstanding any prior termination of this Agreement, neither the Trustee, nor any Holder, nor any Beneficial Owner, nor any Indemnified Person, as such term is defined in Section 8.02(b), shall, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or making a general assignment for the benefit of creditors, or ordering the winding up or liquidation of the affairs of the Trust.

     11.12. SECTION, SCHEDULE AND EXHIBIT REFERENCES. Except as otherwise set forth herein, all references herein to Sections, Schedules, and Exhibits refer to Sections hereof and Schedules and Exhibits hereto, respectively.

     11.13. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     IN WITNESS WHEREOF, the Trustee has caused this Trust Agreement to be duly executed by its appropriate officer hereunto duly authorized, on the day and year first above written.

                                               THE BANK OF NEW YORK


                                               By /s/ Cheryl L. Laser
                                                  ----------------------------
                                               Name:      Cheryl L. Laser
                                               Title: Assistant Vice President

                                                                      SCHEDULE 1

     Set forth below are certain terms and conditions of BRAVO TRUST SERIES 1997-1 (the "Trust") which are incorporated by reference in the Declaration of Trust and Trust Agreement (the "Trust Agreement") constituting the Trust. Terms used herein and not defined herein shall have the respective meanings assigned to them in the Trust Agreement.

Closing Date:                                         November 25, 1997

Insurer:                                              Integrity Life Insurance Company

Financial Instrument/Type of Trust Assets:            Separate Account Group Annuity Contract

Minimum Denomination
     of Trust Certificates:                           $5,000,000

Integral Amounts Available
     in Excess of Minimum
     Denomination:                                    $100,000

Net Proceeds to Trust of Sale of
     Class A Trust Certificates:                      $450,000,000

Net Proceeds to Trust of Sale of
     Class B Trust Certificates:                      $50,000,000

First and Last Days of
     each Scheduled
     Income Period:                                   1. November 25, 1997 - January 14, 1998
                                                      2. January 15, 1998 - April 14, 1998
                                                      3. April 15, 1998 - July 14, 1998
                                                      4. July 15, 1998 - October 14, 1998


Extension of Maturity:                                The Market Agent may, but is not
                                                      required to, select (i) an "Extended
                                                      Maturity Date" on which the principal
                                                      amount of all outstanding Trust
                                                      Certificates will be due and payable, (ii)
                                                      the interest rate applicable to the Class A
                                                      Trust Certificates until the Extended
                                                      Maturity Date, (iii) the Payment Dates
                                                      applicable to the Class A Trust Certificates
                                                      until the Extended Maturity Date, (iv) the


                                      1-1

                                                      Reset Dates applicable to the Class A
                                                      Trust Certificates until the Extended
                                                      Maturity Date, (v) the Interest
                                                      Determination Dates applicable to the
                                                      Class A Trust Certificates until the
                                                      Extended Maturity Date, (vi) the Business
                                                      Day Convention applicable to the Class A
                                                      Trust Certificates until the Extended
                                                      Maturity Date, (vii) the expected rating, if
                                                      any, applicable to the Class A Trust
                                                      Certificates until the Extended Maturity
                                                      Date, and (viii) any other terms applicable
                                                      to the Class A Trust Certificates until the
                                                      Extended Maturity Date. If the Market
                                                      Agent makes such a selection, it shall give
                                                      the Trustee notice in sufficient time so that
                                                      each Holder will have at least 30 days'
                                                      notice of such selection and of the specific
                                                      terms thereof. Each Holder of the Class A
                                                      Trust Certificates will then have the option
                                                      (the "Extension Option"), exercisable no
                                                      fewer than 20 days prior to the Maturity
                                                      Date or the Extended Maturity Date, as
                                                      applicable, to have the Maturity Date of
                                                      all but not less than all of such Class A
                                                      Trust Certificates extended on the revised
                                                      terms determined as described above.

Remarketing Agent:                                    Lehman Brothers Inc. and each additional
                                                      or substitute nationally recognized broker-
                                                      dealer chosen by the Trust in consultation
                                                      with the Trust's Agent to be a remarketing
                                                      agent for the Class A Trust Certificates.

Rating Agencies:                                      Moody's Investors Service, Inc.
                                                      Standard & Poor's Ratings
                                                      Services


                                      1-2

                                                                     EXHIBIT A-1

THE TRUST CERTIFICATES (THE "TRUST CERTIFICATES") OF THE BRAVO TRUST SERIES 1997-1 (THE "TRUST") HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), IN RELIANCE UPON AN EXCEPTION FROM REGISTRATION THEREUNDER. THE TRUST CERTIFICATES ARE BEING OFFERED ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED IN AND IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT ("QUALIFIED INSTITUTIONAL BUYERS").

THIS TRUST CERTIFICATE IS A TRUST CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS TRUST CERTIFICATE IS EXCHANGEABLE FOR TRUST CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS TRUST CERTIFICATE (OTHER THAN A TRANSFER OF THIS TRUST CERTIFICATE AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS TRUST CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TRUST CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. ("CEDE") OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

THE ISSUER OF THE FINANCIAL INSTRUMENT (THE "FINANCIAL INSTRUMENT") TO BE PURCHASED BY THE TRUST, CERTAIN OF ITS AFFILIATES, BAYERISCHE LANDESBANK GIROZENTRALE (THE "BANK"), THE BANK OF NEW YORK (THE "TRUSTEE"), THE DEALER AND THE REMARKETING AGENT, AS SUCH TERMS ARE DEFINED IN THE TRUST AGREEMENT REFERRED TO BELOW, ARE EACH IN THE BUSINESS OF PROVIDING SERVICES TO BENEFIT PLANS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). IN ADDITION, PLANS PURCHASING CLASS A TRUST CERTIFICATES MAY BE DEEMED TO HAVE ENTERED INTO A LENDING OR OTHER TRANSACTION WITH THE BANK AS OWNER OF THE CLASS B TRUST CERTIFICATES. THEREFORE, FIDUCIARIES CONSIDERING THE PURCHASE OF TRUST CERTIFICATES ON BEHALF OF A BENEFIT PLAN SHOULD DETERMINE IF THE ACQUISITION AND HOLDING OF TRUST CERTIFICATES IS IN COMPLIANCE WITH ERISA (FOR EXAMPLE, SUCH ACQUISITION AND HOLDING ARE IN COMPLIANCE WITH PROHIBITED CLASS TRANSACTION EXEMPTION 84-14, RELATING TO PLAN ASSET TRANSACTIONS DETERMINED

BY INDEPENDENT QUALIFIED PROFESSIONAL ASSET MANAGERS) AND RELATED PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). ADDITIONALLY, EACH ERISA BENEFIT PLAN ACQUIRING AN INTEREST IN TRUST CERTIFICATES MUST MAKE ITS OWN DETERMINATION THAT THE ACQUISITION OF THE TRUST CERTIFICATES OR AN INTEREST IN A FINANCIAL INSTRUMENT SIMILAR TO THE FINANCIAL INSTRUMENT IS PERMITTED UNDER SUCH PLAN'S CONSTITUENT DOCUMENTS AND RELATED POLICIES.

BY ITS ACCEPTANCE OF THIS TRUST CERTIFICATE (THE "TRUST CERTIFICATE"), DIRECTLY OR THROUGH A NOMINEE, THE INVESTOR WILL BE DEEMED TO HAVE REPRESENTED TO AND AGREED WITH THE TRUSTEE AND THE DEALER THAT:

     (A) (I) IT IS A QUALIFIED INSTITUTIONAL BUYER, (II) IT IS AWARE THAT THE SALE OF THE TRUST CERTIFICATE IS BEING MADE IN RELIANCE ON RULE 144A AND (III) THE TRUST CERTIFICATE IS BEING ACQUIRED FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER),

     (B) ANY RESALE OR OTHER TRANSFER OF THE TRUST CERTIFICATE WILL BE MADE ONLY (I) TO ONE OR MORE PERSONS EACH OF WHICH SUCH PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING SUCH TRUST CERTIFICATE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS,

     (C) TRANSFERS OF TRUST CERTIFICATES SHALL BE RESTRICTED SO THAT, UNLESS THE TRUSTEE HAS OBTAINED AN OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT RESULT IN THE TRUST BEING TREATED AS A PUBLICLY TRADED PARTNERSHIP WITHIN THE MEANING OF SECTION 7704(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (I) THE TRUST CERTIFICATES OR INTERESTS IN THE TRUST CERTIFICATES MAY NOT BE OR BECOME TRADEABLE ON AN "ESTABLISHED SECURITIES MARKET" AS DEFINED IN TREASURY REGULATION
          SECTION 1.7704-1(b), (II) ANY TRANSFER THAT WOULD RESULT IN THERE BEING MORE THAN 100 BENEFICIAL OWNERS OF TRUST CERTIFICATES SHALL BE NULL AND VOID, (III) NO TRUST CERTIFICATE MAY BE HELD BY A FLOW-THROUGH ENTITY (A PARTNERSHIP, A GRANTOR TRUST, OR AN S CORPORATION, MORE THAN HALF OF THE ASSETS OF WHICH CONSIST OF TRUST CERTIFICATES), AND (IV) NO BENEFICIAL OWNER OR HOLDER SHALL HOLD LESS THAN $5 MILLION FACE AMOUNT OF TRUST CERTIFICATES, AND

     (D) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR, IF IT IS, THAT THE ACQUISITION AND HOLDING OF THE RELEVANT TRUST CERTIFICATES IS IN COMPLIANCE WITH ERISA (FOR EXAMPLE, SUCH ACQUISITION AND HOLDING ARE IN COMPLIANCE WITH PROHIBITED CLASS TRANSACTION EXEMPTION

          84-14, RELATING TO PLAN ASSET TRANSACTIONS DETERMINED BY INDEPENDENT QUALIFIED PROFESSIONAL ASSET MANAGERS) AND THE RELATED PROVISIONS OF THE CODE AND IS PERMITTED UNDER SUCH PLAN'S CONSTITUENT DOCUMENTS AND RELATED POLICIES.

          THE TRUST CERTIFICATES AND RELATED DOCUMENTATION (INCLUDING, WITHOUT LIMITATION, THE DECLARATION OF TRUST AND TRUST AGREEMENT OF THE TRUST (THE "TRUST AGREEMENT") AND THE PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") BETWEEN THE TRUST AND LEHMAN BROTHERS INC. MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WITHOUT THE CONSENT OF, BUT UPON NOTICE TO, THE OWNERS OF TRUST CERTIFICATES SENT TO THEIR REGISTERED
          ADDRESSES: (i) TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THE TRUST CERTIFICATES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY AND (ii) TO ACCOMMODATE THE ISSUANCE, IF ANY, OF TRUST CERTIFICATES IN BOOK-ENTRY FORM THROUGH THE FACILITIES OF A CLEARING AGENCY. THE TRUST CERTIFICATES AND RELATED DOCUMENTATION (INCLUDING WITHOUT LIMITATION, THE AGREEMENTS REFERRED TO ABOVE) MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, EXISTING RESTRICTIONS UPON THE RESALE OR TRANSFER OF THE TRUST CERTIFICATES MAY BE ALTERED, AND ANY OTHER ACTIONS MAY BE TAKEN, IN EACH CASE WITHOUT THE CONSENT OF BUT UPON NOTICE TO THE REGISTERED OWNERS, TO ENABLE THE TRUST TO RELY UPON ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR THE INVESTMENT COMPANY ACT THAT MAY BECOME AVAILABLE (AND TO REMOVE CERTAIN EXISTING RESTRICTIONS TO THE EXTENT NOT REQUIRED UNDER SUCH EXEMPTION), PROVIDED THAT NO SUCH CHANGE SHALL HAVE A MATERIAL ADVERSE EFFECT UPON THE OWNERS OF TRUST CERTIFICATES THEN OUTSTANDING. THE OWNER OF THIS TRUST CERTIFICATE SHALL BE DEEMED, BY ACCEPTANCE HEREOF, DIRECTLY OR THROUGH A NOMINEE, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON SUCH OWNER AND ALL FUTURE OWNERS OF THIS TRUST CERTIFICATE AND ANY TRUST CERTIFICATE ISSUED IN EXCHANGE OR SUBSTITUTION FOR THIS TRUST CERTIFICATE WHETHER OR NOT ANY NOTATION THEREOF IS MADE THEREON) AND, IN ADDITION, TO HAVE AGREED TO EXCHANGE THIS TRUST CERTIFICATE FOR A TRUST CERTIFICATE IN BOOK-ENTRY FORM.

NO SALE OR OTHER TRANSFER OF TRUST CERTIFICATES SHALL BE PERMITTED WHICH WOULD REQUIRE REGISTRATION OF THE TRUST CERTIFICATES UNDER THE SECURITIES ACT, OR REQUIRE REGISTRATION OF THE TRUST UNDER THE INVESTMENT COMPANY ACT OR RESULT IN A VIOLATION OF ANY FEDERAL OR STATE SECURITIES LAW OR REGULATION.

Number [XX]                                                          Face Amount

Final Principal Payment Date:  October 15, 1998                    $
                                                                    ------------

Scheduled Income Payment Dates: From November 25, 1997 until October 15, 1998 quarterly on the 15th day of January, April, July and October, commencing on January 15, 1998.


                            BRAVO TRUST SERIES 1997-1

                            Class A Trust Certificate

          evidencing a Percentage Interest in any distribution allocable to the Class A Trust Certificates with respect to all Trust Property held by BRAVO TRUST SERIES 1997-1

      This Class A Trust Certificate does not represent an obligation of or interest in the Trustee or any of its affiliates. Neither this Certificate nor the Financial Instrument is guaranteed or insured by the Dealer or the Trustee.

      This certifies that Cede & Co., as nominee of the Depository Trust Company, or its registered assigns, is the registered owner of this Class A Trust Certificate evidencing a Percentage Interest in any distribution allocated to the Class A Trust Certificates with respect to all Trust Property as defined in and held pursuant to a Declaration of Trust and Trust Agreement dated as of November 25, 1997 (the "Agreement") under which The Bank of New York serves as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The property of the Trust includes the Financial Instrument. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

      This Certificate (the "Certificate") evidences a Class A Trust Certificate which is one of a duly authorized issue of Trust Certificates, designated as BRAVO Trust Series 1997-1 Certificates ("Trust Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      On each Scheduled Income Payment Date or the Principal Payment Date, the Trust will cause to be distributed from funds in the Main Distribution Account to each Class A Trust Certificate Holder an amount equal to the product of the Percentage Interest evidenced by such Class A Trust Certificate Holder's Trust Certificates and the Class A Net Investment Income of the Trust in respect of the period ending on such Scheduled Income Payment Date or Principal Payment Date (as determined in accordance with applicable generally accepted accounting principles) which is determined by adding all payments relating to interest and principal received by the Trust pursuant to the Financial Instrument in the Main Collection Account and the Main Distribution Account from the Main Custodial Account and subtracting from the resulting sum (to the extent not otherwise discharged on behalf of the Trust by a third party) the aggregate of any expenses of the Trust allocable to the Class A Trust Certificates.

      Payments in cash on the Class A Trust Certificate evidenced by this Certificate will be made in immediately available funds by wire transfer to an account designated at least 10 business days prior to the related Record Date by the Person entitled thereto.

      No transfer of this Certificate may be made unless such transfer complies with the restrictions on transfer and related conditions set forth in the legends on the face hereof.

      The Trust undertakes that it will, either directly or through Bayerische Landesbank Girozentrale, New York Branch, as trust's agent (the "Trust's Agent"), provide to the Holder of this Certificate and any prospective purchaser or transferee designated by the Holder hereof, upon request of the Holder hereof or such prospective purchaser or transferee, such information as is required by Rule 144A to enable resales hereof to be made pursuant to Rule 144A, to the extent such information is reasonably available.

      As provided in the Agreement, deductions and withdrawals from the Trust Certificate Account will be made from time to time for purposes other than payments to Trust Certificate Holders, such purposes including payment of unreimbursed expenses incurred by the Trust.

      The Trustee will cause to be kept at its main office in New York, New York, or at the office of the Trust's designated agent, a Trust Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Trust Certificates and of transfers and exchanges of such Trust Certificates. Upon surrender for registration of purchase of any Certificate at any office or agency of the Trust maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, execute and deliver, in the name of the designated purchaser, a Certificate dated the date of execution by the Trustee.

      No service charge will be made to the Class A Trust Certificate Holder for any transfer of this Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and the Trustee will not be affected by notice to the contrary.

      The Agreement may be amended from time to time by the Trustee, without the consent of any of the Trust Certificate Holders, (i) to cure any ambiguity or to correct or supplement any provisions therein which may be inconsistent with any other provisions therein, (ii) to add to the duties or obligations of the Trust's Agent or the Trustee, under the Agreement, (iii) to accommodate the issuance, if any, of Trust Certificates through the facilities of a clearing agency and/or to enable the Trust to rely upon any exemption from registration under the Securities Act or the Investment Company Act (as provided in the legend on the face hereof), (iv) to make any other provision with respect to matters or questions arising under the Agreement which shall not be materially inconsistent with the provisions of the Agreement or (v) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Trust Certificates; provided, however, that no such amendment shall, as evidenced by an Opinion of Counsel, (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be made on any Trust Certificate or otherwise materially adversely affect the Trust Certificate Holders; or (ii) adversely affect in any material respect the status of the Trust as a partnership for federal income tax purposes or amend Section 11.01(a) of the Agreement; and provided further, however, that, if any of the Trust Certificates have been rated, the Rating Agencies Condition shall have been met with respect to such amendment. The Trustee shall be entitled to rely on such Opinion of Counsel as to the matters referred to in the proviso to the immediately preceding sentence.

      The Agreement and the Trust will terminate and the Trust Property, after giving effect to the payments required to be made pursuant to the Agreement, shall be distributed to the Trust Certificate Holders in accordance with their Percentage Interests, and the Agreement shall be of no further force or effect, only in the event that all amounts owed under the Agreement in respect of the Financial Instrument have been received by the Trust and payments made in accordance with the terms of the Trust.

      It is the intention of the Trustee and the Trust Certificate Holders, and the Holder of this Certificate by its acceptance hereof agrees, that the Trust will be treated as a partnership for federal income tax purposes and all transactions contemplated by the Agreement will be reported, to the extent applicable, on all applicable tax returns consistently with such treatment. The provisions of the Agreement shall be construed, and the affairs of the Trust shall be conducted, so as to achieve treatment of the Trust as a partnership for federal income tax purposes.

      Unless this Certificate has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                            BRAVO TRUST SERIES 1997-1

                            By: THE BANK OF NEW YORK,
                                  not in its individual
                                  capacity, but solely as
                                  Trustee


                            By
                              --------------------------
                              Name:
                              Title:

                              [FORM OF ASSIGNMENT]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE) (*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)


------------------
------------------

--------------------------------------------------------------------------
(Please Print or Typewrite Name and Address of Assignee)


--------------------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

                                                                Attorney
---------------------------------------------------------------
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)
                                      -----------------------------------
                                      NOTICE: The signature to this
                                      assignment must correspond with the
                                      name as it appears upon the face of
                                      the within Certificate in every
                                      particular, without alteration or
                                      enlargement or any change whatever.

                                                                     EXHIBIT A-2

THE TRUST CERTIFICATES (THE "TRUST CERTIFICATES") OF THE BRAVO TRUST SERIES 1997-1 (THE "TRUST") HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), IN RELIANCE UPON AN EXCEPTION FROM REGISTRATION THEREUNDER. THE TRUST CERTIFICATES ARE BEING OFFERED ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED IN AND IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT ("QUALIFIED INSTITUTIONAL BUYERS").

THE ISSUER OF THE FINANCIAL INSTRUMENT (THE "FINANCIAL INSTRUMENT") TO BE PURCHASED BY THE TRUST, ITS AFFILIATES, BAYERISCHE LANDESBANK GIROZENTRALE (THE "BANK"), THE BANK OF NEW YORK (THE "TRUSTEE"), THE DEALER AND THE REMARKETING AGENT, AS SUCH TERMS ARE DEFINED IN THE TRUST AGREEMENT REFERRED TO BELOW, ARE EACH IN THE BUSINESS OF PROVIDING SERVICES TO BENEFIT PLANS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). IN ADDITION, PLANS PURCHASING CLASS B TRUST CERTIFICATES MAY BE DEEMED TO HAVE ENTERED INTO A LENDING OR OTHER TRANSACTION WITH THE BANK AS OWNER OF THE CLASS B TRUST CERTIFICATES. THEREFORE, FIDUCIARIES CONSIDERING THE PURCHASE OF TRUST CERTIFICATES ON BEHALF OF A BENEFIT PLAN SHOULD DETERMINE IF THE ACQUISITION AND HOLDING OF TRUST CERTIFICATES IS IN COMPLIANCE WITH ERISA (FOR EXAMPLE, SUCH ACQUISITION AND HOLDING ARE IN COMPLIANCE WITH PROHIBITED CLASS TRANSACTION EXEMPTION 84-14, RELATING TO PLAN ASSET TRANSACTIONS DETERMINED BY INDEPENDENT QUALIFIED PROFESSIONAL ASSET MANAGERS) AND RELATED PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). ADDITIONALLY, EACH ERISA BENEFIT PLAN ACQUIRING AN INTEREST IN TRUST CERTIFICATES MUST MAKE ITS OWN DETERMINATION THAT THE ACQUISITION OF THE TRUST CERTIFICATES OR AN INTEREST IN A FINANCIAL INSTRUMENT SIMILAR TO THE FINANCIAL INSTRUMENT IS PERMITTED UNDER SUCH PLAN'S CONSTITUENT DOCUMENTS AND RELATED POLICIES.

BY ITS ACCEPTANCE OF THIS TRUST CERTIFICATE (THE "TRUST CERTIFICATE"), DIRECTLY OR THROUGH A NOMINEE, THE INVESTOR WILL BE DEEMED TO HAVE REPRESENTED TO AND AGREED WITH THE TRUSTEE AND THE DEALER THAT:

     (A) (I) IT IS A QUALIFIED INSTITUTIONAL BUYER, (II) IT IS AWARE THAT THE SALE OF THE TRUST CERTIFICATE IS BEING MADE IN RELIANCE ON RULE 144A AND (III) THE TRUST CERTIFICATE IS BEING ACQUIRED FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER),

     (B) ANY RESALE OR OTHER TRANSFER OF THE TRUST CERTIFICATE WILL BE MADE ONLY (I) TO ONE OR MORE PERSONS EACH OF WHICH SUCH PURCHASER REASONABLY BELIEVES IS A QUALIFIED

          INSTITUTIONAL BUYER ACQUIRING SUCH TRUST CERTIFICATE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS,

     (C) TRANSFERS OF TRUST CERTIFICATES SHALL BE RESTRICTED SO THAT, UNLESS THE TRUSTEE HAS OBTAINED AN OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT RESULT IN THE TRUST BEING TREATED AS A PUBLICLY TRADED PARTNERSHIP WITHIN THE MEANING OF SECTION 7704(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (I) THE TRUST CERTIFICATES OR INTERESTS IN THE TRUST CERTIFICATES MAY NOT BE OR BECOME TRADEABLE ON AN "ESTABLISHED SECURITIES MARKET" AS DEFINED IN TREASURY REGULATION
          SECTION 1.7704-1(b), (II) ANY TRANSFER THAT WOULD RESULT IN THERE BEING MORE THAN 100 BENEFICIAL OWNERS OF TRUST CERTIFICATES SHALL BE NULL AND VOID, (III) NO TRUST CERTIFICATE MAY BE HELD BY A FLOW-THROUGH ENTITY (A PARTNERSHIP, A GRANTOR TRUST, OR AN S CORPORATION, MORE THAN HALF OF THE ASSETS OF WHICH CONSIST OF TRUST CERTIFICATES), AND (IV) NO OWNER SHALL HOLD LESS THAN $5 MILLION FACE AMOUNT OF TRUST CERTIFICATES, AND

     (D) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR, IF IT IS, THAT THE ACQUISITION AND HOLDING OF THE RELEVANT TRUST CERTIFICATES IS IN COMPLIANCE WITH ERISA (FOR EXAMPLE, SUCH ACQUISITION AND HOLDING ARE IN COMPLIANCE WITH PROHIBITED CLASS TRANSACTION EXEMPTION 84-14, RELATING TO PLAN ASSET TRANSACTIONS DETERMINED BY INDEPENDENT QUALIFIED PROFESSIONAL ASSET MANAGERS) AND THE RELATED PROVISIONS OF THE CODE AND IS PERMITTED UNDER SUCH PLAN'S CONSTITUENT DOCUMENTS AND RELATED POLICIES.

          THE TRUST CERTIFICATES AND RELATED DOCUMENTATION (INCLUDING, WITHOUT LIMITATION, THE DECLARATION OF TRUST AND TRUST AGREEMENT OF THE TRUST (THE "TRUST AGREEMENT") AND THE PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") BETWEEN THE TRUST AND LEHMAN BROTHERS INC. MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WITHOUT THE CONSENT OF, BUT UPON NOTICE TO, THE OWNERS OF TRUST CERTIFICATES SENT TO THEIR REGISTERED
          ADDRESSES: (i) TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THE TRUST CERTIFICATES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY AND (ii) TO ACCOMMODATE THE ISSUANCE, IF ANY, OF TRUST CERTIFICATES IN BOOK-ENTRY FORM THROUGH THE FACILITIES OF A CLEARING AGENCY.

          THE TRUST CERTIFICATES AND RELATED DOCUMENTATION (INCLUDING WITHOUT LIMITATION, THE AGREEMENTS REFERRED TO ABOVE) MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, EXISTING RESTRICTIONS UPON THE RESALE OR TRANSFER OF THE TRUST CERTIFICATES MAY BE ALTERED, AND ANY OTHER ACTIONS MAY BE TAKEN, IN EACH CASE WITHOUT THE CONSENT OF BUT UPON NOTICE TO THE OWNERS, TO ENABLE THE TRUST TO RELY UPON ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR THE INVESTMENT COMPANY ACT THAT MAY BECOME AVAILABLE (AND TO REMOVE CERTAIN EXISTING RESTRICTIONS TO THE EXTENT NOT REQUIRED UNDER SUCH EXEMPTION), PROVIDED THAT NO SUCH CHANGE SHALL HAVE A MATERIAL ADVERSE EFFECT UPON THE OWNERS OF TRUST CERTIFICATES THEN OUTSTANDING. THE OWNER OF THIS TRUST CERTIFICATE SHALL BE DEEMED, BY ACCEPTANCE HEREOF, DIRECTLY OR THROUGH A NOMINEE, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON SUCH OWNER AND ALL FUTURE OWNERS OF THIS TRUST CERTIFICATE AND ANY TRUST CERTIFICATE ISSUED IN EXCHANGE OR SUBSTITUTION FOR THIS TRUST CERTIFICATE WHETHER OR NOT ANY NOTATION THEREOF IS MADE THEREON) AND, IN ADDITION, TO HAVE AGREED TO EXCHANGE THIS TRUST CERTIFICATE FOR A TRUST CERTIFICATE IN BOOK-ENTRY FORM.

NO SALE OR OTHER TRANSFER OF TRUST CERTIFICATES SHALL BE PERMITTED WHICH WOULD REQUIRE REGISTRATION OF THE TRUST CERTIFICATES UNDER THE SECURITIES ACT, OR REQUIRE REGISTRATION OF THE TRUST UNDER THE INVESTMENT COMPANY ACT OR RESULT IN A VIOLATION OF ANY FEDERAL OR STATE SECURITIES LAW OR REGULATION.

Number [XX]                                                          Face Amount

Final Principal Payment Date: October 15, 1998                      $
                                                                     -----------

Scheduled Income Payment Dates: From November 25, 1997 until October 15, 1998 quarterly on the 15th day of January, April, July and October, commencing on January 15, 1998.

                            BRAVO TRUST SERIES 1997-1

                            Class B Trust Certificate

          evidencing a Percentage Interest in any distribution allocable to the Class B Trust Certificates with respect to all Trust Property held by BRAVO TRUST SERIES 1997-1

      This Class B Trust Certificate does not represent an obligation of or interest in the Trustee or any of its affiliates. Neither this Certificate nor the Financial Instrument is guaranteed or insured by the Dealer or the Trustee.

      This certifies that
                          ------------------------------------------------------

is the registered owner of this Class B Trust Certificate evidencing a Percentage Interest in any distribution allocated to the Class B Trust Certificates with respect to all Trust Property as defined in and held pursuant to a Declaration of Trust and Trust Agreement dated as of November 25, 1997 (the "Agreement") under which The Bank of New York serves as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. The property of the Trust includes the Financial Instrument. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

      This Certificate (the "Certificate") evidences a Class B Trust Certificate which is one of a duly authorized issue of Trust Certificates, designated as BRAVO Trust Series 1997-1 Certificates ("Trust Certificates"), and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      On each Scheduled Income Payment Date or the Principal Payment Date, the Trust will cause to be distributed from funds in the Trust Certificate Accounts to each Class B Trust Certificate Holder an amount equal to the product of the Percentage Interest evidenced by such Class B Trust Certificate Holder's Trust Certificates and the Class B Net Investment Income of the Trust in respect of the period ending on such Scheduled Income Payment Date or the Principal Payment Date (as determined in accordance with applicable generally accepted accounting principles) which is determined by adding all payments relating to interest and principal received by the Trust pursuant to the Financial Instrument and the Trust Certificate Accounts and subtracting from the resulting sum (to the extent not otherwise discharged on behalf of the Trust by a third party) the aggregate of all Class A Net Investment Income and all Trust Expenses and Extraordinary Expenses not paid by a third party.

      Payments in cash on the Class B Trust Certificate evidenced by this Certificate will be made in immediately available funds by wire transfer to an account designated at least 10 business days prior to the related Record Date by the Person entitled thereto.

      No transfer of this Certificate may be made unless such transfer complies with the restrictions on transfer and related conditions set forth in the legends on the face hereof.

      The Trust undertakes that it will, either directly or through Bayerische Landesbank Girozentrale, New York Branch, as trust's agent (the "Trust's Agent"), provide to the Holder of this Certificate and any prospective purchaser or transferee designated by the Holder hereof, upon request of the Holder hereof or such prospective purchaser or transferee, such information as is required by Rule 144A to enable resales hereof to be made pursuant to Rule 144A, to the extent such information is reasonably available.

      As provided in the Agreement, deductions and withdrawals from the Trust Certificate Account will be made from time to time for purposes other than payments to Trust Certificate Holders, such purposes including payment of unreimbursed expenses incurred by the Trust.

      The Trustee will cause to be kept at its main Office in New York, New York, or at the office of the Trust's designated agent, a Trust Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Trust Certificates and of transfers and exchanges of such Trust Certificates. Upon surrender for registration of purchase of any Certificate at any office or agency of the Trust maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, execute and deliver, in the name of the designated purchaser, a Certificate dated the date of execution by the Trustee.

      No service charge will be made to the Class B Trust Certificate Holder for any transfer of this Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of the Certificate. Prior to due presentation of a

Certificate for registration of transfer, the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and the Trustee will not be affected by notice to the contrary.

      The Agreement may be amended from time to time by the Trustee, without the consent of any of the Trust Certificate Holders, (i) to cure any ambiguity or to correct or supplement any provisions therein which may be inconsistent with any other provisions therein, (ii) to add to the duties or obligations of the Trust's Agent or the Trustee, under the Agreement, (iii) to accommodate the issuance, if any, of Trust Certificates through the facilities of a clearing agency and/or to enable the Trust to rely upon any exemption from registration under the Securities Act or the Investment Company Act (as provided in the legend on the face hereof), (iv) to make any other provision with respect to matters or questions arising under the Agreement which shall not be materially inconsistent with the provisions of the Agreement or (v) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Trust Certificates; provided, however, that no such amendment shall, as evidenced by an Opinion of Counsel, (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be made on any Trust Certificate or otherwise materially adversely affect the Trust Certificate Holders; or (ii) adversely affect in any material respect the status of the Trust as a partnership for federal income tax purposes or amend Section 11.01(a) of the Agreement; and provided further, however, that, if any Trust Certificates have been rated, the Rating Agencies Condition shall have been met with respect to such amendment. The Trustee shall be entitled to rely on such Opinion of Counsel as to the matters referred to in the proviso to the immediately preceding sentence.

      The Agreement and the Trust will terminate and the Trust Property, after giving effect to the payments required to be made pursuant to the Agreement, shall be distributed to the Trust Certificate Holders in accordance with their Percentage Interests, and the Agreement shall be of no further force or effect, only in the event that all amounts owed under the Agreement in respect of the Financial Instrument have been received by the Trust and payments made in accordance with the terms of the Trust.

      It is the intention of the Trustee and the Trust Certificate Holders, and the Holder of this Certificate by its acceptance hereof agrees, that the Trust will be treated as a partnership for federal income tax purposes and all transactions contemplated by the Agreement will be reported, to the extent applicable, on all applicable tax returns consistently with such treatment. The provisions of the Agreement shall be construed, and the affairs of the Trust shall be conducted, so as to achieve treatment of the Trust as a partnership for federal income tax purposes.

      Unless this Certificate has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                            BRAVO TRUST SERIES 1997-1


                            By:  THE BANK OF NEW YORK,
                                   not in its individual
                                   capacity, but solely as
                                   Trustee


                            By
                               -----------------------------
                               Name:
                               Title:

                              [FORM OF ASSIGNMENT]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE) (*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)


------------------
------------------

--------------------------------------------------------------------------
(Please Print or Typewrite Name and Address of Assignee)


--------------------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

                                                                Attorney
---------------------------------------------------------------
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)
                                      -----------------------------------
                                      NOTICE: The signature to this
                                      assignment must correspond with the
                                      name as it appears upon the face of
                                      the within Certificate in every
                                      particular, without alteration or
                                      enlargement or any change whatever.

                                                                       EXHIBIT B

                              CO-TRUSTEE AGREEMENT

          This Co-Trustee Agreement (this "Co-Trustee Agreement"), dated as of November 25, 1997, between The Bank of New York (the "Trustee"), and The Bank of New York (Delaware) (the "Delaware Trustee").

                                   WITNESSETH

          WHEREAS, the holders of the Trust Certificates from time to time thereunder and the Trustee have entered into a Declaration of Trust and Trust Agreement dated as of November 25, 1997 (as the same may be further amended or restated from time to time, the "Trust Agreement") with the intention of forming BRAVO Trust Series 1997-1, a Delaware business trust (the "Trust") pursuant to the Delaware Business Trust Act, 12 DEL. C. Section 3801, ET SEQ. (the "DBTA"); capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement; and

          WHEREAS, the DBTA requires that at least one trustee of the Trust have its principal place of business in the State of Delaware; and

          WHEREAS, the Delaware Trustee has its principal place of business in the State of Delaware.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          FOR VALUABLE CONSIDERATION RECEIVED it is mutually covenanted and agreed pursuant to the terms of Section 2.05 of the Trust Agreement that the Delaware Trustee has been and by this document is, appointed to serve as the trustee of the Trust in the State of Delaware pursuant to Section 3807 of the DBTA. It is understood and agreed that (a) the duties and responsibilities of the Delaware Trustee shall be limited to the execution and delivery of all documents, and the maintenance of all records, necessary to form and maintain the existence of the Trust under the DBTA, and (b) the Delaware Trustee shall be entitled to all of the benefits, immunities and protections provided to the Trustee in the Trust Agreement and any other related documents. By the execution hereof, the Delaware Trustee accepts the trust created hereinabove and in the Trust Agreement; PROVIDED, HOWEVER, that the Delaware Trustee shall owe no other fiduciary duties to the holders of the Trust Certificates other than as expressly provided for in this Co-Trustee Agreement.

          This Co-Trustee Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. This Co-Trustee Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the parties have executed this Co-Trustee Agreement as of the day and year first above written.


                                                    THE BANK OF NEW YORK


                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title:


                                                    THE BANK OF NEW YORK
                                                    (DELAWARE)


                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                  SECURITIES PROCESSING SERVICES
THE                                                              CORPORATE TRUST
BANK OF
NEW
YORK
                                     REVISED
                                    PROPOSAL
                                       FOR
                       BAYERISCHE LANDESBANK GIROZENTRALE
                   REPACKAGED ASSET VEHICLE OBLIGATIONS TRUST
                   Trustee, Custodian and Paying Agent Services

                                SEPTEMBER 8, 1997

ACCEPTANCE FEE.......................................................$5,000.00

This one time charge is payable at the time of the closing and includes the following services:

          / / review of the Indenture and all supporting documents

          / / receipt of collateral

          / / establishment of administrative and operational account procedures

          / / attendance at the pre-closing and closing, if required

ANNUAL ADMINISTRATION FEE............................................$7,500.00

This fee is payable in advance and subsequently on each anniversary date. The following services are included:

          / / normal administrative functions under the Indenture

          / / safekeeping of collateral

          / / collections of principal and interest payable on the collateral, if required

          / / calculation of applicable interest rates

          / / payments of principal and interest

          / / weekly valuation of collateral

          / / preparation and mailing of year-end tax reports to the security holders and to the Internal
              Revenue Service

                                                  SECURITIES PROCESSING SERVICES
THE                                                              CORPORATE TRUST
BANK OF
NEW
YORK

                                     PAGE 2

OUT-OF-POCKET EXPENSES

Fees quoted do not include any out-of-pocket expenses including, but not limited to, travel, facsimile, stationery, postage, telephone, overnight courier, and messenger costs. These expenses will be billed, at our cost, when incurred. In the event the transaction terminates before closing, all out-of-pocket expenses incurred, including our counsel fees, if applicable, will be billed to the account.

EXTERNAL COUNSEL FEES

Fees quoted do not include external counsel fees. A bill for counsel fees incurred up to closing will be presented for payment on the closing date.

MISCELLANEOUS SERVICES

The charges for performing services not contemplated at the time of the execution of the documents or not specifically covered elsewhere in the schedule will be determined by appraisal in amounts commensurate with the service.

TERMS OF PROPOSAL

The Bank of New York's final acceptance of this appointment is subject to the full review and approval of all related documentation and financials and our conflict investigation.

This offer shall be deemed terminated if we do not enter into a written agreement within three months from the date of transmittal.